EXHIBIT 99.1

PROSPECTUS
----------





                                   [graphic]


                        1,000,000,000 Depositary Receipts
                           Market 2000+ HOLDRSSM Trust

                         ______________________________

     The Market 2000+ HOLDRSSM Trust issues Depositary Receipts called Market 2000+ HOLDRSSM representing your undivided beneficial ownership in the common stock or American depositary shares of a group of specified companies that, when the Market 2000+ HOLDRS were initially issued on August 29, 2000, were among the 50 largest companies whose common stock or American depositary shares were listed for trading on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System, as measured in terms of worldwide market capitalization on July 7, 2000. The Bank of New York is the trustee. You only may acquire, hold or transfer Market 2000+ HOLDRS in a round-lot amount of 100 Market 2000+ HOLDRS or round-lot multiples. Market 2000+ HOLDRS are separate from the underlying deposited common stocks or American depositary shares that are represented by the Market 2000+ HOLDRS. For a list of the names and the number of shares of the companies that are represented by a Market 2000+ HOLDR, see "Highlights of Market 2000+ HOLDRS - The Market 2000+ HOLDRS" starting on page 9. The Market 2000+ HOLDRSSM Trust will issue Market 2000+ HOLDRS on a continuous basis.

     Investing in Market 2000+ HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

     Market 2000+ HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Market 2000+ HOLDRS are not interests in the Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

     The Market 2000+ HOLDRS are listed on the American Stock Exchange under the symbol "MKH." On July 11, 2003, the last reported sale price of the Market 2000+ HOLDRS on the American Stock Exchange was $49.52.

                                 ______________

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ______________

                  The date of this prospectus is July 11, 2003.

     "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.


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


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Summary......................................................................4
Risk Factors.................................................................5
Highlights of Market 2000+ HOLDRS............................................9
The Trust...................................................................16
Description of Market 2000+ HOLDRS..........................................16
Description of the Underlying Securities....................................17
Description of the Depositary Trust Agreement...............................19
United States Federal Income Tax Consequences...............................22
Erisa Considerations........................................................25
Plan of Distribution........................................................25
Legal Matters...............................................................25
Where You Can Find More Information.........................................26

                               -----------------

     This prospectus contains information you should consider when making your investment decision. With respect to information about Market 2000+ HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Market 2000+ HOLDRS in any jurisdiction where the offer or sale is not permitted.

     The Market 2000+ HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Market 2000+ HOLDRS or of the underlying securities through an investment in the Market 2000+ HOLDRS.

                                     SUMMARY

     The Market 2000+ HOLDRS trust was formed under the depositary trust agreement, dated as of July 26, 2000, among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Market 2000+ HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

     The trust currently holds shares of common stock or American depositary shares issued by 59 specified companies that are currently listed on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System.

     At the time of the initial offering on August 29, 2000, the Market 2000+ HOLDRS consisted of shares of common stock or American depositary shares of 50 specified companies that were generally considered to be among the largest companies whose common stock or American depositary shares were listed for trading on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market System, as measured in terms of worldwide market capitalization on July 7, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities. See "Highlights of Market 2000+ HOLDRS-Reconstitution events" and "Highlights of Market 2000+ HOLDRS--Rights relating to the underlying securities" for a discussion of how common stocks or American depositary shares of companies who are not the 50 largest as measured in terms of worldwide market capitalization are included in the trust. The number of shares of each company's common stock or American depositary shares currently held by the trust with respect to each round-lot of Market 2000+ HOLDRS is specified under "Highlights of Market 2000+ HOLDRS-The Market 2000+ HOLDRS." This group of common stocks or American depositary shares, and the securities of any company that may be added to the Market 2000+ HOLDRS, are collectively referred to in this prospectus as the securities or the underlying securities. The number of companies in the Market 2000+ HOLDRS may change as a result of reconstitution events, distributions of securities by underlying issuers, or other events.

     The Market 2000+ HOLDRS are separate from the underlying common stocks or American depositary shares that are represented by the Market 2000+ HOLDRS. On July 11, 2003, there were 1,445,100 Market 2000+ HOLDRS outstanding.

                                  RISK FACTORS

     An investment in Market 2000+ HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Market 2000+ HOLDRS.

General Risk Factors

     o Loss of investment. Because the value of Market 2000+ HOLDRS directly relates to the value of the underlying securities, you may lose all or a substantial portion of your investment in the Market 2000+ HOLDRS if the underlying securities decline in value.

     o Discount trading price. Market 2000+ HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Market 2000+ HOLDRS or other corporate events, such as mergers, a Market 2000+ HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with other fractional shares of such underlying securities included in the HOLDR and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional share ownership in the underlying securities. In addition, if you surrender your Market 2000+ HOLDRS to receive the underlying securities and other property represented by your Market 2000+ HOLDRS, you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

     o Not necessarily consisting of the companies with the largest market capitalization. At the time of the initial offering on August 29, 2000, the companies included in the Market 2000+ HOLDRS were the 50 largest companies whose securities are traded on a U.S. stock market, as measured by worldwide market capitalization on July 7, 2000. One or more of the companies whose common stock or American depositary shares are included in the Market 2000+ HOLDRS may no longer have a market capitalization that is among the 50 companies with the largest market capitalization of companies whose securities are traded on a U.S. stock market. In addition, as a result of a merger, acquisition or stock distribution of one or more of the companies included in the Market 2000+ HOLDRS, the securities of a company that is not presently part of the Market 2000+ HOLDRS may be included in the Market 2000+ HOLDRS. In this case, the Market 2000+ HOLDRS may no longer consist solely of securities issued by companies with the largest market capitalization.

     o No investigation of underlying securities. The underlying securities initially included in the Market 2000+ HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers with securities traded on a U.S. stock market, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Market 2000+ HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

     o Concentration of investment. As a result of market fluctuations, reconstitution events, distributions of securities by an underlying issuer or other events which may result in the distribution of securities from, or the inclusion of additional securities in the Market 2000+ HOLDRS, an investment in Market 2000+ HOLDRS may represent a concentrated investment in one or more of the underlying securities or one or more industries. A concentrated investment will reduce the diversification of the Market 2000+ HOLDRS and increase your exposure to the risks of concentrated investments.

     o Conflicting investment choices. In order to sell one or more of the underlying securities individually or to participate in a tender offer relating to one or more of the underlying securities or any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Market 2000+ HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Market 2000+ HOLDRS will allow you to sell the individual underlying securities or to deliver the individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Market 2000+ HOLDRS will involve payment of a cancellation fee to the trustee.

     o Trading halts. Trading in Market 2000+ HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Market 2000+ HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Market 2000+ HOLDRS, you will not be able to trade Market 2000+ HOLDRS and you will only be able to trade the underlying securities if you cancel your Market 2000+ HOLDRS and receive each of the underlying securities, even though there is trading in some of the underlying securities.

     o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Market 2000+ HOLDRS. If the Market 2000+ HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Market 2000+ HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Market 2000+ HOLDRS are delisted. There are currently 59 companies whose securities are included in the Market 2000+ HOLDRS

     o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Market 2000+ HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide services for issuers of the underlying securities.

     o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Market 2000+ HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Included in the Market 2000+ HOLDRS

     o The stock prices of some of the companies included in the Market 2000+ HOLDRS have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Market 2000+ HOLDRS, and you could lose all or a substantial part of your investment. The trading prices of the securities of some companies included in the Market 2000+ HOLDRS have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

          o    general market fluctuations;

          o actual or anticipated variations in companies' quarterly operating results;

          o announcements of technological innovations by competitors of the companies included in the Market 2000+ HOLDRS;

          o    changes in financial estimates by securities analysts;

          o legal or regulatory developments affecting the companies included in the Market 2000+ HOLDRS or in the industries in which they operate;

          o announcements by competitors of the companies included in the Market 2000+ HOLDRS of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

          o    departures of key personnel; and

          o    difficulty in obtaining additional financing.

          In addition, the trading prices of some of the companies included in the Market 2000+ HOLDRS have experienced extreme price and volume fluctuations in recent months. These fluctuations may be unrelated or disproportionate to the operating performance of these companies. The valuations of many of the underlying stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the publics' perception of the prospects of the underlying companies, generally, could depress their stock prices regardless of the companies' results. Other broad market and industry factors may decrease the stock price of the underlying stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of these stocks. For example, there can be no assurance that the terrorist attacks of September 11, 2001 on the United States or any future terrorist attacks or other acts of war will not have a negative effect on the market price of these stocks.

          As a result of fluctuations in the trading prices of the companies included in the Market 2000+ HOLDRS, the trading price of Market 2000+ HOLDRS has fluctuated significantly. The initial offering price of a Market 2000+ HOLDR on August 29, 2000 was $97.55 and during 2002, the price of a Market 2000+ HOLDR has reached a high of $62.56 and a low of $39.38.

     o The international operations of some domestic and foreign companies included in the Market 2000+ HOLDRS expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Some domestic and foreign companies included in the Market 2000+ HOLDRS have international operations which are essential parts of their businesses. The risks of international business that these companies are exposed to include the following:

          o    general economic, social and political conditions;

          o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

          o differing tax rates, tariffs, exchange controls or other similar restrictions;

          o    currency fluctuations;

          o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions; and

          o reduction in the number or capacity of personnel in international markets.

     o It may be impossible to initiate legal proceedings or enforce judgments against some of the companies included in the Market 2000+ HOLDRS. Some of the companies included in the Market 2000+ HOLDRS are incorporated under the laws of a jurisdiction other than the United States and a substantial portion of their assets are located outside the United States. As a result, it may be impossible to effect service of process within the United States on some of the companies included in the Market 2000+ HOLDRS or enforce judgments made against them in courts in the United States based on the civil liability provisions of the securities laws of the United States. In addition, awards of punitive damages obtained in courts in the United States may not be enforceable in foreign countries.

     o Potential voting impediments may exist with respect to the ownership of American depositary shares included in the Market 2000+ HOLDRS. Holders of American depositary shares, including those included in the Market 2000+ HOLDRS, may only exercise voting rights with respect to the securities represented by American depositary shares in accordance with the provisions of deposit agreements entered into in connection with the issuance of the American depositary shares. These deposit agreements may not permit holders of American depositary shares to exercise voting rights that attach to the securities underlying the American depositary shares without the issuer first instructing the depositary to send voting information to the holder of the American depositary share. Also, holders of American depositary shares may not exercise voting rights unless they take a variety of steps, which include registration in the share registry of the company that has issued the securities underlying the American depositary shares. The cumulative effect of these steps may make it impractical for holders of American depositary shares to exercise the voting rights attached to the underlying securities.

     o Many of the companies included in the Market 2000+ HOLDRS are companies which are involved in the technology and telecommunications industries and are subject to the risks associated with an investment in companies in those industries. The valuations of many technology and telecommunications companies are extraordinarily high based on conventional valuation standards such as price to earnings ratio. As a result, the valuations of companies in these industries, and the trading prices for their stock, may not be sustained. In addition, a company which operates in these industries is exposed to other risks which include the following:

          o the need to keep pace with rapid technological change in order to remain competitive and to prevent the obsolescence of their products and services;

          o    an inability to adequately protect proprietary rights;

          o changes in the regulatory environment in which telecommunications companies operate that could affect their ability to offer new or existing products and services; and

          o the need to create and employ new technologies and to offer new services derived from these new technologies to remain competitive.

          An investment in the Market 2000+ HOLDRS may be particularly vulnerable to these risks because of the significant number of technology and telecommunications companies included in the Market 2000+ HOLDRS.

     o Companies whose securities are included in the Market 2000+ HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in Market 2000+ HOLDRS. Companies whose securities are included in the Market 2000+ HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Market 2000+ HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of the underlying securities in the Market 2000+ HOLDRS.

                        HIGHLIGHTS OF MARKET 2000+ HOLDRS

     This discussion highlights information regarding Market 2000+ HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Market 2000+ HOLDRS.

Issuer..........................     Market 2000+ HOLDRS Trust.

The Trust.......................     The Market 2000+ HOLDRS Trust was formed
                                     under the depositary trust agreement, dated as of July 26, 2000, among The Bank of New
                                     York, as trustee, Merrill Lynch, Pierce,
                                     Fenner & Smith Incorporated, other
                                     depositors and the owners of the Market
                                     2000+ HOLDRS, and was amended on August 18, 2000. The trust is not a registered investment company under the Investment
                                     Company Act of 1940.

Initial depositor...............     Merrill Lynch, Pierce, Fenner & Smith
                                     Incorporated.

Trustee.........................     The Bank of New York, a New York
                                     state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Market 2000+ HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Market 2000+ HOLDRS.

Purpose of Market 2000+
 HOLDRS.........................     Market 2000+ HOLDRS are designed to achieve
                                     the following:

                                     Diversification. Market 2000+ HOLDRS are designed to allow you to diversify your investments by holding the securities of companies that are traded on a U.S. stock market, through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities. At the time of the initial offering on August 29, 2000, the Market 2000+ HOLDRS consisted of the securities of the largest companies whose common stock or American depositary shares were traded on a U.S. stock market, as measured by worldwide market capitalization on July 7, 2000.

                                     Flexibility. The beneficial owners of
                                     Market 2000+ HOLDRS have undivided
                                     beneficial ownership interests in each of the underlying securities represented by the Market 2000+ HOLDRS, and can cancel their Market 2000+ HOLDRS to receive each of the underlying securities represented by the Market 2000+ HOLDRS.

                                     Transaction costs. The expenses associated with buying and selling Market 2000+ HOLDRS are expected to be less than buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets....................     The trust holds shares of securities issued
                                     by specified companies that, when initially selected, were the largest companies with securities traded on a U.S. stock market, as measured in terms of worldwide market capitalization on July 7, 2000. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the underlying securities will not change and the securities of a new company will not be added to the securities underlying the Market 2000+ HOLDRS.
                                     Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement-
                                     Distributions" and "Description of the
                                     Depositary Trust

                                     Agreement-Reconstitution events." There are currently 59 companies included in the Market 2000+ HOLDRS.


The Market 2000+HOLDRS..........     The trust's assets may increase or decrease
                                     as a result of in-kind deposits and
                                     withdrawals of the underlying securities during the life of the trust.

                                     The trust has issued, and may continue to issue, Market 2000+ HOLDRS that represent an undivided beneficial ownership interest in the shares of U.S.-traded securities that are held by the trust. The Market 2000+ HOLDRS themselves are separate from the underlying securities that are represented by the Market 2000+ HOLDRS. The following chart provides the

                                          o    names of the 59 issuers of
                                               the underlying securities
                                               represented by a Market 2000+
                                               HOLDR,

                                          o    stock ticker symbols,

                                          o    share amounts currently
                                               represented by a round-lot of 100
                                               Market 2000+ HOLDRS, and

                                          o    principal U.S. market on which
                                               the underlying securities
                                               represented by the Market 2000+
                                               HOLDRS are traded.


                                                         Share     Primary U.S.
        Name of Company(1)                   Ticker      Amounts  Trading Market
--------------------------------------       ---------  --------- --------------
Agere Systems Inc. Class A                    AGR.A      0.043117       NYSE
Agere Systems Inc. Class B                    AGR.B      1.058252       NYSE
AOL Time Warner Inc.                          AOL        6              NYSE
American International Group, Inc.            AIG        2              NYSE
Astrazeneca p.l.c. *                          AZN        4              NYSE
AT&T Corp.                                     T         1.2            NYSE
AT&T Wireless Services, Inc.                  AWE        1.9308         NYSE
AVAYA Inc.                                    AV         0.3333         NYSE
BellSouth Corporation                         BLS        5              NYSE
BP p.l.c. *                                   BP         3              NYSE
Bristol-Myers Squibb Company                  BMY        3              NYSE
BT Group p.l.c.                               BTY        2              NYSE
Cisco Systems, Inc.                           CSCO       3              NASDAQ
Citigroup Inc.                                C          3              NYSE
The Coca-Cola Company                         KO         3              NYSE
Comcast Corporation                           CMCSA      1.941          NASDAQ
Dell Computer Corporation                     DELL       5              NASDAQ
Deutsche Telekom AG *                         DT         5              NYSE
Eli Lilly and Company                         LLY        2              NYSE
EMC Corporation                               EMC        2              NYSE
Exxon Mobil Corporation                       XOM        4              NYSE
France Telecom *                              FTE        2              NYSE
General Electric Company                      GE         3              NYSE
GlaxoSmithKline p.1.c.                        GSK        3              NYSE
Hewlett-Packard Company                       HPQ        4              NYSE
Home Depot, Inc.                              HD         4              NYSE
Intel Corporation                             INTC       2              NASDAQ
International Business Machines Corporation   IBM        2              NYSE
JDS Uniphase Corporation                      JDSU       2              NASDAQ
Johnson & Johnson                             JNJ        4              NYSE
LM Ericsson Telephone Company *               ERICY      0.9            NASDAQ
Lucent Technologies Inc.                      LU         4              NYSE
McDATA Corporation                            MCDTA      0.07361        NASDAQ
Merck & Co., Inc.                             MRK        3              NYSE

Microsoft Corporation                         MSFT       6              NASDAQ
mmO2 p.l.c.                                   OOM        2              NYSE
Morgan Stanley Dean Witter & Co.              MWD        2              NYSE
Nippon Telegraph and Telephone Corporation *  NTT        3              NYSE
Nokia Corp. *                                 NOK        4              NYSE
Nortel Networks Corporation                   NT         2              NYSE
Novartis AG *                                 NVS        5              NYSE
Oracle Corporation                            ORCL       4              NASDAQ
Pfizer Inc.                                   PFE        4              NYSE
Qwest Communications International Inc.       Q          4              NYSE
Royal Dutch Petroleum Company *               RD         3              NYSE
SBC Communications Inc.                       SBC        4              NYSE
Sony Corporation *                            SNE        2              NYSE
Sun Microsystems, Inc.                        SUNW       4              NASDAQ
Syngenta AG                                   SYT        1.03860        NYSE
Texas Instruments Incorporated                TXN        3              NYSE
Total Fina Elf S.A. *                         TOT        2              NYSE
Toyota Motor Corporation *                    TM         2              NYSE
Travelers Property Casualty Corp Class A      TAPa       0.1296129      NYSE
Travelers Property Casualty Corp Class B      TAPb       0.2662968      NYSE
Verizon Communications                        VZ         4              NYSE
Viacom Inc.-Ci B                              VIA.B      3              NYSE
Vodafone Airtouch p.l.c. *                    VOD        5              NYSE
Wal-Mart Stores Inc.                          WMT        4              NYSE
Zimmer Holdings, Inc.                         ZMH        0.3            NYSE

      --------------
      *The securities of this non-U.S. company trade in the United States as American depositary receipts.

                                     At the time of the initial offering on
                                     August 29, 2000, the companies whose
                                     securities were included in the Market
                                     2000+ HOLDRS generally were considered to be among the 50 largest and most liquid companies, measured by worldwide market capitalization on July 7, 2000, with securities traded on a U.S. stock market. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

                                     The trust only will issue and cancel, and you only may obtain, hold, trade or surrender Market 2000+ HOLDRS in a round-lot of 100 Market 2000+ HOLDRS and round-lot multiples. The trust will only issue Market 2000+ HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Market 2000+ HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Market 2000+ HOLDRS, the trust may require a minimum of more than one round-lot of 100 Market 2000+ HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Market 2000+ HOLDRS.

                                     The number of outstanding Market 2000+
                                     HOLDRS will increase and decrease as a
                                     result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Market 2000+ HOLDRS on a continuous basis when an investor deposits the required number of securities with the trustee.


Purchases.......................     You may acquire Market 2000+ HOLDRS in two
                                     ways:

                                          o    through an in-kind deposit of the
                                               required number of shares of
                                               securities of the underlying
                                               issuers with the trustee, or

                                          o    through a cash purchase in the
                                               secondary trading market.

Issuance and
cancellation fees...............     If you wish to create Market 2000+ HOLDRS
                                     by delivering to the trust the requisite number of securities represented by a round-lot of 100 Market 2000+ HOLDRS, The
                                     Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Market 2000+ HOLDRS. If you wish to cancel your Market 2000+ HOLDRS and withdraw your underlying securities,
                                     The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Market 2000+ HOLDRS.

Commissions.....................     If you choose to deposit underlying
                                     securities in order to receive Market 2000+
                                     HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee, charged by the trustee, described above.


Custody fees....................     The Bank of New York, as trustee and as
                                     custodian, will charge you a quarterly
                                     custody fee of $2.00 for each round-lot of 100 Market 2000+ HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Market 2000+ HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, the record date for which falls in such calendar year.

Rights relating to
Market 2000+ HOLDRS.............     You have the right to withdraw the
                                     underlying securities upon request by
                                     delivering a round-lot or integral multiple of a round-lot of Market 2000+ HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Market 2000+ HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Market 2000+
                                     HOLDRS themselves will not have voting
                                     rights.

Rights relating to the
underlying securities...........     Market 2000+ HOLDRS represents your
                                     beneficial ownership of the underlying
                                     securities. Owners of Market 2000+ HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially in street name outside of Market 2000+ HOLDRS. These include the right to instruct the trustee to vote the underlying securities, to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge
                                     Market 2000+ HOLDRS and the right to
                                     surrender Market 2000+ HOLDRS to receive the underlying securities and other property then represented by the Market
                                     2000+ HOLDRS. Market 2000+ HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections
                                     13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Market 2000+ HOLDRS. However, due to the nature of Market 2000+ HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Market 2000+ HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                     A holder of Market 2000+ HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of Market 2000+ HOLDRS would need to surrender their Market 2000+ HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                     You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Market 2000+ HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Market 2000+ HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                     The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit, or may lapse.

                                     There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Market 2000+ HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                     If you wish to participate in a tender
                                     offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Market 2000+ HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Market 2000+ HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement -Withdrawal of Underlying Securities."

Ownership rights in fractional
shares in the underlying
securities......................     As a result of distributions of securities
                                     by companies included in the Market 2000+
                                     HOLDRS or other corporate events, such as mergers, a Market 2000+ HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares.

                                     In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Market 2000+ HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Market 2000+ HOLDRS are outstanding and each round-lot of 100 Market 2000+ HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Market 2000+ HOLDRS. If holders of 50,000 round-lots of 100 Market 2000+ HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Market 2000+ HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events...........     The depositary trust agreement provides for
                                     the automatic distribution of underlying securities from the Market 2000+ HOLDRS to you in the following four circumstances:

                                     A. If an issuer of underlying securities no
                                        longer has a class of securities
                                        registered under section 12 of the
                                        Securities Exchange Act of 1934, then
                                        its securities will no longer be an
                                        underlying security and the trustee will distribute the shares of that company to the owners of the Market 2000+ HOLDRS.

                                     B. If the SEC finds that an issuer of
                                        underlying securities should be
                                        registered as an investment company
                                        under the Investment Company Act of
                                        1940, and the trustee has actual
                                        knowledge of the SEC finding, then the
                                        trustee will distribute the shares of
                                        that company to the owners of the Market
                                        2000+ HOLDRS.

                                     C. If the underlying securities of an
                                        issuer cease to be outstanding as a
                                        result of a merger, consolidation,
                                        corporate combination or other event,
                                        the trustee will distribute the
                                        consideration paid by and received from
                                        the acquiring company or the securities
                                        received in exchange for the securities
                                        of the underlying issuer whose
                                        securities cease to be outstanding to
                                        the beneficial owners of Market 2000+
                                        HOLDRS, unless the consideration
                                        received consists of securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In this case, the securities received will be treated as additional underlying securities and will be deposited into the trust.

                                     D. If an issuer's underlying securities are
                                        delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

                                     To the extent a distribution of underlying securities from the Market 2000+ HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event. However, any distribution of securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System will be deposited into the trust and will become part of the Market 2000+ HOLDRS.

Termination events..............     A.   The Market 2000+ HOLDRS are delisted
                                          from the American Stock Exchange and
                                          are not listed for trading on another
                                          U.S. national securities exchange or
                                          through the Nasdaq National Market
                                          System within five business days from
                                          the date the Market 2000+ HOLDRS are
                                          delisted.

                                     B.   The trustee resigns and no successor
                                          trustee is appointed within 60 days
                                          from the date the trustee provides
                                          notice to Merrill Lynch, Pierce,
                                          Fenner & Smith Incorporated, as
                                          initial depositor, of its intent to
                                          resign.

                                     C.   Beneficial owners of at least 75% of
                                          outstanding Market 2000+ HOLDRS vote
                                          to dissolve and liquidate the trust.

                                     If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                                     Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Market 2000+ HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States federal income
tax consequences................     The United States federal income tax laws
                                     will treat a U.S. holder of Market 2000+
                                     HOLDRS as directly owning the underlying securities. The Market 2000+ HOLDRS themselves will not result in any United
                                     States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing.........................     The Market 2000+ HOLDRS are listed on the
                                     American Stock Exchange under the symbol
                                     "MKH." On July 11, 2003, the last reported sale price of the Market 2000+ HOLDRS on the American Stock Exchange was $49.52.

Trading.........................     Investors are only able to acquire, hold,
                                     transfer and surrender a round-lot of 100
                                     Market 2000+ HOLDRS. Bid and ask prices, however, are quoted per single Market 2000+
                                     HOLDRS.

Clearance and settlement........     Market 2000+ HOLDRS have been issued in
                                     book-entry form. Market 2000+ HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Market
                                     2000+ HOLDRS."

                                    THE TRUST

     General. This discussion highlights information about the Market 2000+ HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Market 2000+ HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

     The Market 2000+ HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of July 26, 2000. The depositary trust agreement was amended on August 18, 2000. The Bank of New York is the trustee. The Market 2000+ HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

     The Market 2000+ HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Market 2000+ HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                       DESCRIPTION OF MARKET 2000+ HOLDRS

     The trust has issued Market 2000+ HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Market 2000+ HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

     You may only acquire, hold, trade and surrender Market 2000+ HOLDRS in a round-lot of 100 Market 2000+ HOLDRS and round-lot multiples. The trust will only issue Market 2000+ HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Market 2000+ HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Market 2000+ HOLDRS, the trust may require a minimum of more than one round-lot of 100 Market 2000+ HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Market 2000+ HOLDRS.

     Market 2000+ HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Market 2000+ HOLDRS--The Market 2000+ HOLDRS."

     Beneficial owners of Market 2000+ HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the securities, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Market 2000+ HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Market 2000+ HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

     The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Market 2000+ HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Market 2000+ HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Market 2000+ HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

     Market 2000+ HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Market 2000+ HOLDRS are available only in book-entry form. Owners of Market 2000+ HOLDRS hold their Market 2000+ HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

     Selection criteria. The underlying securities of the Market 2000+ HOLDRS were, when the Market 2000+ HOLDRS were initially issued on August 29, 2000, the common stocks and American depositary shares of a group of 50 specified companies that, at the time of selection, were among the largest companies whose securities were traded on a U.S. stock market, as measured in terms of worldwide market capitalization on July 7, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

     Due to distributions of securities by underlying issuers, reconstitution events or other events, one or more of the issuers of the underlying securities may no longer have a market capitalization which ranks among the 50 companies with the largest market capitalization whose securities are traded on a U.S. stock market. In this case, the Market 2000+ HOLDRS may consist of securities issued by companies that do not have the largest market capitalization. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security continues to have a leading market capitalization and will undertake to make adequate disclosure when necessary.

     Underlying securities. For a list of the underlying securities represented by Market 2000+ HOLDRS, please refer to "Highlights of Market 2000+ HOLDRS--The Market 2000+ HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

     No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Market 2000+ HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their affiliates.

     General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

     The following table and graph set forth the composite performance of all 59 of the underlying securities represented by a single Market 2000+ HOLDR, measured at the close of each month from January 30, 1998 to June 30, 2003. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

             Closing              Closing              Closing             Closing              Closing              Closing
   1998       Price      1999      Price      2000      Price     2001      Price      2002      Price      2003      Price
January        48.90  January       75.15  January       93.77  January      79.93  January       58.76  January       43.65
February       52.02  February      73.22  February      95.63  February     69.88  February      57.90  February      42.43
March          54.55  March         76.56  March        103.14  March        65.84  March         58.97  March         42.90
April          55.93  April         77.41  April         98.63  April        71.56  April         53.66  April         46.38
May            54.62  May           75.09  May           92.59  May          69.64  May           53.05  May 30        48.32
June           58.38  June          79.76  June          96.76  June         66.97  June          49.41  June 30       48.79
July           59.65  July          77.96  July          92.76  July         66.00  July          45.46
August         51.62  August        77.95  August        95.02  August       60.33  August        45.41
September      55.56  September     78.53  September     87.94  September    57.29  September     40.55
October        59.88  October       85.27  October       86.89  October      57.88  October       45.85
November       63.74  November      91.42  November      78.12  November     61.12  November      48.31
December       69.90  December     100.01  December      76.10  December     60.81  December      45.01


                                [LINE GRAPH]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT


     General. The depositary trust agreement, dated as of July 26, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Market 2000+ HOLDRS, provides that Market 2000+ HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies. The depositary trust agreement was amended on August 18, 2000 to modify the reconstitution events, described below.

     The trustee. The Bank of New York serves as trustee for the Market 2000+ HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in New York City, New Jersey and Connecticut, and provides a comprehensive range of corporate and personal trust, securities processing and investment services. In addition, The Bank of New York acts as depositary for some foreign issuers whose American depositary shares are included in the Market 2000+ HOLDRS.

     Issuance, transfer and surrender of Market 2000+ HOLDRS. You may create and cancel Market 2000+ HOLDRS only in round-lots of 100 Market 2000+ HOLDRS. You may create Market 2000+ HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Market 2000+ HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Market 2000+ HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Market 2000+ HOLDRS, the trust may require a minimum of more than one round-lot of 100 Market 2000+ HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Market 2000+ HOLDRS. Similarly, you must surrender Market 2000+ HOLDRS in integral multiples of 100 Market 2000+ HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Market 2000+ HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

     Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

     Under the depositary trust agreement, any beneficial owner of Market 2000+ HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Market 2000+ HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

     Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Market 2000+ HOLDRS if such securities are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

     You will be obligated to pay any tax or other charge that may become due with respect to Market 2000+ HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Market 2000+ HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Market 2000+ HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

     Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

     Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

     Withdrawal of underlying securities. You may surrender your Market 2000+ HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Market 2000+ HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Market 2000+ HOLDRS.

     Further issuances of Market 2000+ HOLDRS. The depositary trust agreement provides for further issuances of Market 2000+ HOLDRS on a continuous basis without your consent.

     Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

     A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Market 2000+ HOLDRS.

     B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Market 2000+ HOLDRS.

     C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation or other corporate combination, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Market 2000+ HOLDRS, unless the consideration received is securities that are listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In such case, the securities received will be treated as additional underlying securities and will be deposited into the trust.

     D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

     To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

     As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Market 2000+ HOLDRS as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. It is anticipated that most distributions or exchanges of securities will result in the inclusion of new securities in the Market 2000+ HOLDRS.

     Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed as initial depositor within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Market 2000+ HOLDRS will surrender their Market 2000+ HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Market 2000+ HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Market 2000+ HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Market 2000+ HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, vote to dissolve and liquidate the trust.

     If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

     Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Market 2000+ HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Market 2000+ HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Market 2000+ HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Market 2000+ HOLDRS.

     Issuance and cancellation fees. If you wish to create Market 2000+ HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Market 2000+ HOLDRS. If you wish to cancel your Market 2000+ HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Market 2000+ HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

     Commissions. If you choose to create Market 2000+ HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be a member of the selling group or another broker, in addition to the issuance fee described above.

     Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Market 2000+ HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Market 2000+ HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

     Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

     Governing law. The depositary trust agreement and the Market 2000+ HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

     Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Market 2000+ HOLDRS.

     The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Market 2000+ HOLDRS for:

     o    a citizen or resident of the United States;

     o a corporation or partnership created or organized in the United States or under the laws of the United States;

     o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election ineffect under applicable Treasury Regulations to be treated as a U.S. person (each of the above, a "U.S. receipt holder"); and

     o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

     This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, and investors who acquire or hold any Market 2000+ HOLDRS as part of a conversion, straddle or other hedging transaction. In addition, this discussion generally is limited to investors who will hold the Market 2000+ HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Market 2000+ HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

     The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Market 2000+ HOLDRS

     A receipt holder purchasing and owning Market 2000+ HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Market 2000+ HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

     Pursuant to recently enacted legislation, qualified dividend income received in respect of Market 2000+ HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Market 2000+ HOLDRS.

     A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Market 2000+ HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Market 2000+ HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Market 2000+ HOLDRS. Similarly, with respect to sales of Market 2000+ HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Market 2000+ HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

     The distribution of any securities by the trust upon the surrender of Market 2000+ HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

     The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Market 2000+ HOLDRS will reduce the amount realized with respect to the underlying securities.

     A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

     If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

     As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates under recently enacted legislation. A qualified foreign corporation includes:

     o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty that includes an exchange of information program, and

     o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States,

but will not include:

     o    a passive foreign investment company (as defined below),

     o a foreign personal holding company (as specially defined in the Code), or

     o    a foreign investment company (as specially defined in the Code).

     The Treasury Department is expected to issue guidance regarding these requirements.

     If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

     Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

     Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. If any of the underlying securities are securities of a foreign issuer, holders of Market 2000+ HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes.

     Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     o    at least 75% of its gross income is "passive income;" or

     o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

     Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

     If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Market 2000+ HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

     A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

     With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of certain deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

     A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Market 2000+ HOLDRS or of the underlying securities unless:

     o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

     Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

     Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

     The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

     The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

     Any plan fiduciary which proposes to have a plan acquire Market 2000+ HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Market 2000+ HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

     In accordance with the depositary trust agreement, the trust issued Market 2000+ HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Market 2000+ HOLDRS. The trust delivered the initial distribution of Market 2000+ HOLDRS against deposit of the underlying securities in New York, New York on approximately September 1, 2000.

     Investors who purchase Market 2000+ HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

     Members of the selling group and their affiliates have from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with certain of the issuers of the underlying securities.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Market 2000+ HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Market 2000+ HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

     Legal matters, including the validity of the Market 2000+ HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Market 2000+ HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Market 2000+ HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Market 2000+ HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

     The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

     Because the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities are considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may be also obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

     The trust and the selling group and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Market 2000+ HOLDRS. This prospectus relates only to Market 2000+ HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. We have not made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Market 2000+ HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Market 2000+ HOLDRS have been publicly disclosed.

                                     ANNEX A

     This annex forms an integral part of the prospectus.

     The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1998, 1999, 2000, 2001, 2002 and 2003. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on pages 10 and 11. The primary foreign stock markets on which the securities of the foreign issuers included in the Market 2000+ HOLDRS are listed are described below. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                       AGERE SYSTEMS INC. CLASS A (AGR.A)

     Agere Systems, Inc. provides advanced integrated circuit solutions for wireless data, high-density storage and multi-service networking applications. Agere's wireless data portfolio enables seamless network access and Internet connectivity through WiFi solutions. Agere also provides custom and standard multi-service networking solutions, such as broadband Ethernet components and wireless infrastructure chips, and integrated circuits for high-density storage applications. Agere's customers include PC manufacturers, wireless terminal providers, network equipment suppliers and hard-disk drive providers. Agere's Class A common stock trades on the New York Stock Exchange under the symbol AGR.A.

            Closing             Closing            Closing            Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- -------  -------- --------

January            *  January         *  January         *  January         *  January      5.12  January      1.77
February           *  February        *  February        *  February        *  February     4.00  February     1.61
March              *  March           *  March           *  March        6.19  March        3.89  March        1.60
April              *  April           *  April           *  April        7.00  April        4.24  April        1.79
May                *  May             *  May             *  May          7.00  May          3.12  May          2.44
June               *  June            *  June            *  June         7.30  June         1.40  June         2.33
July               *  July            *  July            *  July         5.53  July         1.90
August             *  August          *  August          *  August       5.10  August       1.59
September          *  September       *  September       *  September    4.14  September    1.10
October            *  October         *  October         *  October      4.60  October      0.87
November           *  November        *  November        *  November     5.16  November     1.38
December           *  December        *  December        *  December     5.69  December     1.44

     The closing price on July 11, 2003 was $2.99.

                       AGERE SYSTEMS INC. CLASS B (AGR.B)

     Agere Systems, Inc. provides advanced integrated circuit solutions for wireless data, high-density storage and multi-service networking applications. Agere's wireless data portfolio enables seamless network access and Internet connectivity through WiFi solutions. Agere also provides custom and standard multi-service networking solutions, such as broadband Ethernet components and wireless infrastructure chips, and integrated circuits for high-density storage applications. Agere's customers include PC manufacturers, wireless terminal providers, network equipment suppliers and hard-disk drive providers. Agere's Class B common stock trades on the New York Stock Exchange under the symbol AGR.B.

            Closing             Closing            Closing            Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- -------  -------- --------

January            *  January         *  January         *  January         *  January         *  January      1.74
February           *  February        *  February        *  February        *  February        *  February     1.53
March              *  March           *  March           *  March           *  March           *  March        1.50
April              *  April           *  April           *  April           *  April           *  April        1.71
May                *  May             *  May             *  May             *  May             *  May          2.34
June               *  June            *  June            *  June            *  June         1.50  June         2.30
July               *  July            *  July            *  July            *  July         1.95
August             *  August          *  August          *  August          *  August       1.54
September          *  September       *  September       *  September       *  September    0.99
October            *  October         *  October         *  October         *  October      0.93
November           *  November        *  November        *  November        *  November     1.41
December           *  December        *  December        *  December        *  December     1.40

     The closing price on July 11, 2003 was $2.84.

                           AOL-TIME WARNER, INC. (AOL)

     AOL Time Warner Inc. is a fully integrated, Internet-powered media and communications company. AOL Time Warner's business includes America Online, consisting principally of interactive services, Web properties, Internet technologies and electronic commerce services. AOL Time Warner also has interests in cable television systems, filmed entertainment and television production, cable television and broadcast network programming, recorded music and music publishing, and in magazine publishing, book publishing and direct marketing.

            Closing             Closing             Closing            Closing            Closing           Closing
   1998      Price      1999     Price     2000      Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  ---------  -------  --------- -------  --------- -------  -------- --------

January      5 63/64  January   43 15/16 January   56 15/16  January    52.56   January     26.31  January    11.66
February     7 19/32  February  44 15/32 February    59 1/4  February   44.03   February    24.80  February   11.32
March        8 35/64  March       73 1/2 March      67 7/16  March      40.15   March       23.65  March      10.86
April             10  April      71 3/8  April       60 1/8  April      50.50   April       19.02  April      13.68
May         10 27/64  May        59 5/8  May         53 3/8  May        52.19   May         18.70  May        15.22
June         13 9/64  June           55  June        52 5/8  June       53.00   June        14.71  June       16.09
July        14 41/64  July      47 9/16  July        53 1/4  July       45.45   July        11.50
August        10 1/4  August   45 21/32  August    58 15/16  August     37.35   August      12.65
September   13 61/64  September 52 1/32  September 53 21/32  September  33.10   September   11.70
October     15 59/64  October  64 21/32  October     50 1/2  October    31.10   October     14.75
November    21 57/64  November       73  November  40 39/64  November   34.90   November    16.37
December    38 25/32  December   75 7/8  December  34 13/16  December   32.10   December    13.10

     The closing price on July 11, 2003 was $16.44.

                    AMERICAN INTERNATIONAL GROUP, INC. (AIG)

     American International Group, Inc. is a holding company that, through its subsidiaries, provides insurance and insurance-related activities, in the United States and abroad. AIG's operations are conducted principally through four business segments: general insurance, life insurance, financial services and retirement savings and asset management. AIG's general insurance subsidiaries write substantially all lines of property and casualty insurance, and its life insurance subsidiaries offer traditional insurance and financial and investment products. AIG's financial services subsidiaries provide a range of financial products and services, including aircraft leasing, consumer and insurance premium financing, capital markets structuring and market-making activities. AIG's retirement savings and asset management operations offer investment services, including variable annuities, mutual funds and investment asset management to individuals and institutions.

            Closing             Closing            Closing            Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- -------  -------- --------

January      39 7/32  January   54 29/32 January   69 37/64 January     85.02  January     74.15  January     54.12
February    42 47/64  February  60 49/64 February  58 61/64 February    81.80  February    73.97  February    49.29
March       44 25/32  March     64 21/64 March           73 March       80.50  March       72.14  March       49.45
April       46 25/32  April     62 13/32 April       73 1/8 April       81.80  April       69.12  April       57.95
May          44 1/64  May       60 31/32 May        75 3/64 May         81.00  May         66.97  May         57.88
June        51 29/32  June      62 17/32 June      78 21/64 June        85.01  June        68.23  June        55.18
July          53 5/8  July      61 15/16 July      87 11/16 July        83.25  July        63.92
August      41 15/64  August    61 51/64 August     89 9/64 August      78.20  August      62.80
September   41 51/64  September 57 61/64 September 95 11/16 September   78.00  September   54.70
October       45 1/2  October     68 5/8 October         98 October     78.60  October     62.55
November     50 9/64  November  69 11/64 November  96 15/16 November    82.40  November    65.15
December    51 17/32  December   72 5/64 December   98 9/16 December    79.40  December    57.85

     The closing price on July 11, 2003 was $57.16.


                            ASTRAZENECA P.L.C. (AZN)

     AstraZeneca PLC is an international research-based pharmaceutical company engaged in the development, manufacture and marketing of prescription pharmaceutical products. AstraZeneca's products portfolio includes anesthetics and medicines to treat cancer, gastrointestinal disorders, cardiovascular disease and respiratory and central nervous system disorders. AstraZeneca also has non-pharmaceutical businesses, which develop and market advanced medical devices and implants and provide various diagnostic services to health insurers, oncologists and other specialists. AstraZeneca also provides health education information, support services and health guidance through public awareness campaigns.

            Closing             Closing            Closing            Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price     2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- -------- -------- --------

January     39 11/16  January        47  January        38  January     44.41  January      46.99  January     34.34
February     44 5/16  February  41 1/16  February   33 1/8  February    46.25  February     50.98  February    32.12
March       43 53/64  March     47 1/16  March      40 1/2  March       48.25  March        49.59  March       34.31
April         43 7/8  April      39 1/4  April      42 1/8  April       47.52  April        46.55  April       39.87
May           41 3/8  May        39 3/8  May       42 1/16  May         47.82  May          43.72  May         41.24
June          43 7/8  June      39 3/16  June       46 1/2  June        46.75  June         41.00  June        40.77
July        38 13/16  July       36 3/4  July       42 3/4  July        50.45  July         36.59
August        36 1/2  August     39 3/8  August    45 9/16  August      48.50  August       29.15
September         35  September  42 1/4  September 52 9/16  September   46.70  September    30.57
October       39 1/8  October    45 3/4  October  47 11/16  October     45.11  October      37.55
November          42  November   44 1/2  November  51 7/16  November    45.45  November     37.84
December      44 7/8  December   41 3/4  December   51 1/2  December    46.60  December     35.09

     The closing price on July 11, 2003 was $42.10.

                                 AT&T CORP. (T)

     AT&T Corp. provides voice, data and video communications services to businesses, consumers and government entities. AT&T's services include domestic and international long distance, regional, and local communications services and Internet communications services. AT&T also provides directory and calling card services to support its communications business. The Business Services segment provides a broad range of communications services and customized solutions, including long distance, international and toll-free voice services, data and Internet Protocol services for a variety of network standards, managed networking services and outsourcing solutions, and wholesale transport services. The Consumer Services segment provides domestic and international long distance and transaction-based services to residential consumers in the United States.

            Closing             Closing            Closing            Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- -------  -------- --------

January       41 3/4  January    60 1/2  January    52 3/4  January     23.99  January     17.70  January    19.48
February    40 43/64  February   54 3/4  February   49 3/8  February    23.00  February    15.54  February   18.54
March       43 53/64  March    53 13/64  March     56 5/16  March       21.30  March       15.70  March      16.20
April        40 5/64  April      50 1/2  April      46 5/8  April       22.28  April       13.12  April      17.05
May         40 37/64  May        55 1/2  May      34 11/16  May         21.17  May         11.97  May        19.45
June         38 5/64  June     55 13/16  June     31 13/16  June        22.00  June        10.70  June       19.25
July        40 37/64  July       52 1/8  July     30 15/16  July        20.21  July        10.18
August      33 27/64  August         45  August     31 5/8  August      19.04  August      12.22
September   38 61/64  September  43 1/2  September      29  September   19.30  September   12.01
October     41 63/64  October    46 3/4  October   23 3/16  October     15.25  October     13.04
November    41 29/64  November   55 7/8  November   19 5/8  November    17.49  November    28.04
December      50 1/2  December 50 13/16  December   17 1/4  December    18.14  December    26.11

     The closing price on July 11, 2003 was $19.39.


                       AT&T WIRELESS SERVICES, INC. (AWE)

     AT&T Wireless Services, Inc. is a provider of wireless voice and data services using time division multiple access (TDMA), global system for mobile communications (GSM) and general packet radio service (GPRS) technologies. AT&T Wireless Services offers wireless voice and data communications services to residential and business consumers in the United States. Through a wholly-owned subsidiary, AT&T Wireless Services also develops multimedia content, applications and services that can be offered over its data networks. AT&T Wireless Services was spun off from AT&T Corp. in July 2001. Prior to that time AT&T Wireless Services, Inc. traded as a tracking stock of AT&T Corp., as AT&T Wireless Group. The historical prices listed below from March 2000 through July 2001 reflect the performance of AT&T Wireless Group as a tracking stock.

            Closing             Closing            Closing            Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- -------  -------- --------

January          *    January        *   January         *  January     25.97  January    11.50  January    6.07
February         *    February       *   February        *  February    21.01  February   10.09  February   5.91
March            *    March          *   March           *  March       19.18  March       8.95  March      6.60
April            *    April          *   April    31 15/16  April       20.10  April       8.95  April      6.46
May              *    May            *   May       28 9/16  May         17.90  May         8.11  May        7.77
June             *    June           *   June           27  June        16.35  June        5.85  June       8.21
July             *    July           *   July       27 7/8  July        18.69  July        4.69
August           *    August         *   August    26 5/64  August      15.50  August      4.94
September        *    September      *   September  20 7/8  September   14.94  September   4.12
October          *    October        *   October  24 15/16  October     14.44  October     6.87
November         *    November       *   November       18  November    13.97  November    7.55
December         *    December       *   December  17 5/16  December    14.37  December    5.65

     The closing price on July 11, 2003 was $8.06.

                                 AVAYA INC. (AV)

     Avaya Inc. is a provider of communications systems applications and services for businesses, government agencies and other organizations. Avaya offers converged voice and data networks, traditional voice communications systems, customer relationship management, unified communications systems and structured cabling products. Avaya offers client support services, including remote diagnostics testing of its systems, installation of its products, on-site repair and maintenance. Avaya's businesses are organized into four operating segments: Converged Systems and Applications (CSA), Small and Medium Business Solutions (SMBS), Services and Connectivity Solutions.

            Closing             Closing            Closing            Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- -------  -------- --------

January            *  January         *  January          *  January    17.50  January      8.60  January      2.52
February           *  February        *  February         *  February   14.00  February     5.35  February     2.19
March              *  March           *  March            *  March      13.00  March        7.38  March        2.04
April              *  April           *  April            *  April      14.79  April        6.14  April        3.90
May                *  May             *  May              *  May        16.20  May          6.92  May          6.62
June               *  June            *  June             *  June       13.70  June         4.95  June         6.46
July               *  July            *  July             *  July       12.53  July         1.49
August             *  August          *  August           *  August     11.36  August       2.10
September          *  September       *  September 22 15/16  September   9.90  September    1.43
October            *  October         *  October    13 7/16  October     8.93  October      2.00
November           *  November        *  November  11 11/16  November   11.37  November     2.90
December           *  December        *  December   10 5/16  December   12.15  December     2.45

     The closing price on July 11, 2003 was $6.47.


                           BELLSOUTH CORPORATION (BLS)

     BellSouth Corporation provides a broad range of telecommunications services in the United States and international wireless telecommunications services. BellSouth's operations are divided into the communications group, domestic wireless, Latin America and domestic advertising and publishing segments. Its wireline communications segment offers local exchange, network access, long-distance and data services. BellSouth also provides voice, broadband, e-commerce, DSL high-speed Internet access and other services. BellSouth owns approximately 40% of Cingular Wireless, which offers a broad range of wireless voice and data communications services.

            Closing             Closing            Closing            Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price     2003     Price
----------  --------  --------- -------  --------- -------  --------- -------  --------- --------  -------- --------

January      30 9/32  January    44 5/8  January    47 1/16  January    42.14  January      40.00  January    22.78
February    30 15/32  February   46 1/2  February   40 9/16  February   41.96  February     38.76  February   21.67
March       33 23/32  March     40 1/16  March       46 7/8  March      40.92  March        36.86  March      21.67
April        32 3/32  April      44 1/2  April     48 11/16  April      41.96  April        30.35  April      25.49
May           32 1/4  May       47 3/16  May       46 11/16  May        41.23  May          33.28  May        26.51
June         33 9/16  June       46 1/8  June        42 5/8  June       40.27  June         31.50  June       26.63
July          34 3/8  July      48 1/16  July      39 13/16  July       40.70  July         26.85
August       34 9/32  August     45 1/4  August     37 5/16  August     37.30  August       23.32
September     37 5/8  September      45  September   40 1/2  September  41.55  September    18.36
October     39 25/32  October        45  October    48 5/16  October    37.00  October      26.15
November      43 5/8  November  46 1/16  November  41 13/16  November   38.50  November     27.80
December      49 7/8  December  46 13/16 December  40 15/16  December   38.15  December     25.87

     The closing price on July 11, 2003 was $26.43.

                                 BP P.L.C. (BP)

     BP p.l.c. is an oil and gas company that develops and markets oil and petroleum products throughout the world and is involved in exploration, oil field development and the manufacture of petroleum-based chemical products and related activities. BP's main businesses include: oil and gas exploration and production; gas power and renewables; refining and marketing; and chemicals. American depositary receipts evidencing American depositary shares of BP are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of BP also trade on the London International Stock Exchange.

            Closing              Closing            Closing             Closing            Closing           Closing
   1998      Price      1999      Price     2000     Price      2001     Price     2002     Price    2003     Price
----------  --------  ---------  -------- --------- --------  --------- -------  --------- -------  -------- --------

January      40 5/32  January    40 9/16  January     53 3/4  January    51.50  January     46.72  January     39.01
February    41 11/32  February    42 1/2  February   47 1/16  February   49.60  February    49.55  February    38.11
March        43 1/32  March       50 1/2  March       53 1/4  March      49.62  March       53.10  March       38.59
April         47 1/4  April     56 19/32  April           51  April      54.08  April       50.80  April       38.54
May          44 7/32  May       53 19/32  May        54 9/16  May        53.39  May         51.07  May         41.89
June          44 1/8  June        54 1/4  June        56 5/8  June       49.85  June        50.49  June        42.02
July          40 1/8  July      57 15/16  July       52 5/16  July       49.42  July        46.40
August       36 9/16  August    55 59/64  August      55 1/4  August     50.88  August      46.80
September   43 19/32  September 55 13/32  September       53  September  49.17  September   39.90
October       44 1/4  October     57 3/4  October   50 15/16  October    48.34  October     38.45
November     46 1/16  November  60 15/16  November   47 7/16  November   44.17  November    39.21
December      45 3/8  December   59 5/16  December    47 7/8  December   46.51  December    40.65

     The closing price on July 11, 2003 was $40.63.


                       BRISTOL-MYERS SQUIBB COMPANY (BMY)

     Bristol-Myers Squibb Company is a producer and distributor of pharmaceutical and other healthcare-related products. These products include: cardiovascular, anti-cancer, anti-infective and central nervous system prescription pharmaceuticals; consumer medicines such as analgesics; personal care such as skin and hair care products, cold remedies and deodorants; nutritional products; and medical devices. Bristol-Myers markets and sells its products to the retail and wholesale markets internationally, and some of its products are sold directly to other pharmaceutical companies, hospitals and healthcare professionals.

            Closing             Closing            Closing             Closing           Closing            Closing
   1998      Price      1999     Price     2000     Price      2001     Price    2002     Price     2003     Price
----------  --------  --------- -------- --------- -------   --------- ------- --------- --------  -------- --------

January     49 27/32  January    64 1/8  January     66 1/4  January    61.89  January      45.37  January    23.59
February     50 3/32  February  62 31/32 February    57 1/4  February   63.41  February     47.00  February   23.30
March        52 5/32  March       64 1/8 March           58  March      59.40  March        40.49  March      21.13
April       52 15/16  April      63 9/16 April      52 7/16  April      56.00  April        28.80  April      25.54
May           53 3/4  May         68 3/4 May        55 1/16  May        54.24  May          31.12  May        25.60
June        57 15/32  June       70 7/16 June        58 1/4  June       52.30  June         25.70  June       27.15
July        56 31/32  July        66 1/2 July        49 3/8  July       59.14  July         23.43
August      48 15/16  August      70 3/8 August     53 1/64  August     56.14  August       24.95
September   51 15/16  September   67 1/2 September   57 1/2  September  55.56  September    23.80
October     55 11/32  October   76 13/16 October   60 15/16  October    53.45  October      24.61
November          61  November        73 November   69 5/16  November   53.76  November     26.50
December    66 29/32  December   64 3/16 December  73 15/16  December   51.00  December     23.15

     The closing price on July 11, 2003 was $27.16.

                              BT GROUP P.L.C. (BTY)

     BT Group p.l.c. is the holding company that operates primarily through British Telecommunications p.l.c., a wholly owned subsidiary. The company provides telecommunication services, including long-distance and international service in the United Kingdom and Europe. British Telecommunications also manages private networks and offers wireless communication services. British Telecommunications also offers Internet services and information technology solutions. American depositary receipts evidencing American depositary shares of British Telecommunications are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of British Telecommunications also trade on the London International Stock Exchange.

            Closing              Closing              Closing             Closing            Closing           Closing
   1998      Price       1999     Price       2000     Price      2001     Price     2002     Price    2003     Price
----------  ---------  --------- --------   --------- -------   --------- -------  --------- -------  -------- --------

January        95 3/8  January     155 7/8  January        196  January    105.90  January     32.05  January   29.24
February          101  February    175 5/8  February   178 1/4  February    84.75  February    36.65  February  25.55
March         109 3/8  March      164 3/16  March      188 1/8  March       74.30  March       40.18  March     25.44
April        108 7/16  April       167 3/4  April          183  April       80.90  April       37.50  April     29.07
May           104 3/8  May             168  May        145 3/4  May         62.59  May         40.79  May       32.09
June          123 1/2  June        171 1/4  June       132 1/4  June        64.65  June        38.12  June      33.66
July          146 7/8  July            176  July       133 1/8  July        69.45  July        31.63
August      127 15/16  August      154 1/8  August     127 3/4  August      62.61  August      31.26
September    133 1/16  September  154 15/16 September 107 1/16  September   51.15  September   25.84
October       130 1/8  October         180  October        119  October     50.09  October     28.60
November      138 1/4  November    204 1/2  November    86 1/8  November    38.30  November    32.90
December    151 11/16  December        238  December    86 3/4  December    36.75  December    31.33

     The closing price on July 11, 2003 was $32.05.


                           CISCO SYSTEMS, INC. (CSCO)

     Cisco Systems, Inc. manufactures and sells networking and communications products. Cisco's products include hardware and software products that link computer networks both internally and externally and provides networking capability for the Internet. Cisco produces a range of products that connect computing devices to networks and connect networks with each other. Cisco provides routing products, which connect companies' private networks together, switches to control network data traffic, services to access networks from any location, network development and design. Cisco markets its products to corporations, public institutions, telecommunications companies and commercial enterprises.

            Closing             Closing               Closing             Closing            Closing             Closing
   1998      Price      1999     Price       2000      Price      2001     Price    2002      Price     2003      Price
----------  --------  --------- --------   --------- --------   --------- ------- ---------  --------  --------  --------

January     10 33/64  January   27 57/64   January     54 3/4  January    37.44   January     19.80    January    13.37
February    10 63/64  February  24 29/64   February   66 3/32  February   23.69   February    14.27    February   13.98
March       11 25/64  March     27 25/64   March      77 5/16  March      15.81   March       16.93    March      12.98
April       12 13/64  April     28 33/64   April     69 21/64  April      16.98   April       14.65    April      15.00
May         12 39/64  May         27 1/4   May       56 15/16  May        19.26   May         15.78    May        16.41
June        15 11/32  June        32 1/4   June       63 9/16  June       18.20   June        13.95    June       16.79
July        15 61/64  July       31 1/16   July       65 7/16  July       19.22   July        13.19
August      13 41/64  August    33 29/32   August      68 5/8  August     16.33   August      13.82
September   15 29/64  September  34 9/32   September   55 1/4  September  12.18   September   10.48
October       15 3/4  October         37   October     53 7/8  October    16.92   October     11.18
November    18 27/32  November  44 19/32   November    47 7/8  November   20.44   November    14.92
December    23 13/64  December   53 9/16   December    38 1/4  December   18.11   December    13.10

     The closing price on July 11, 2003 was $19.12.

                               CITIGROUP INC. (C)

     Citigroup Inc. is a diversified global financial services company that operates businesses that provide a range of financial services to consumer and corporate customers in the United States and internationally. Citigroup's consumer activities include banking, lending and investment services. Its corporate and investment banking activities provide corporations, governments, institutions and investors with financial products and securities underwriting services. Citigroup's investment management and private banking activities include asset management services to mutual funds and institutional and individual investors and personalized wealth management services. In August 2002, Citigroup completed the spin-off of Travelers Property and in November 2002, the Company acquired Golden State Bancorp, the parent of California Federal Bank, which operates in California and Nevada.

            Closing             Closing             Closing            Closing            Closing            Closing
   1998      Price      1999     Price      2000     Price     2001     Price     2002     Price     2003     Price
----------  --------  --------- --------  --------- -------  --------- -------  --------- --------  -------- --------

January      24 5/32  January    28 1/32  January     42 3/4  January    55.97  January     47.40   January    34.35
February    27 13/16  February    29 3/8  February  38 55/64  February   49.18  February    45.25   February   33.34
March             30  March     31 15/16  March     44 29/32  March      44.98  March       49.52   March      34.45
April       30 19/32  April      37 7/16  April     44 43/64  April      49.15  April       43.30   April      39.25
May           30 5/8  May         33 1/8  May       46 41/64  May        51.25  May         43.18   May        41.02
June         30 5/16  June        35 5/8  June      45 21/64  June       52.84  June        38.75   June       42.80
July          33 5/8  July      33 27/64  July        52 7/8  July       50.21  July        33.54
August       22 3/16  August    33 21/64  August    58 25/64  August     45.80  August      32.75
September     18 3/4  September       33  September  54 1/16  September  40.50  September   29.65
October       23 1/2  October   40 11/16  October    52 5/18  October    45.52  October     36.95
November      25 1/8  November  40 13/32  November  49 13/16  November   47.90  November    38.88
December    24 27/32  December  41 49/64  December   51 1/16  December   50.48  December    35.19

     The closing price on July 11, 2003 was $46.15.


                           THE COCA-COLA COMPANY (KO)

     The Coca-Cola Company manufactures and sells carbonated and non-carbonated beverage concentrates, including fountain-drink syrups, finished beverages and juice products. Coca-Cola's beverage brands include Coke, Diet Coke, Sprite, Fanta, Minute Maid juices and Dasani water. Coca-Cola markets and sells its soft drinks, concentrates and syrups to third-party bottlers and wholesalers who package the products with Coca-Cola trademarks and through its own direct sales force and third-party distributors.

            Closing             Closing            Closing             Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price      2001     Price     2002     Price     2003     Price
----------  --------  --------- -------  --------- --------  --------- -------  --------- --------  -------- --------

January       64 3/4  January   65 5/16  January    57 7/16  January     58.00  January      43.75  January    40.46
February      68 5/8  February   63 7/8  February    48 5/8  February    53.03  February     47.39  February   40.22
March        77 7/16  March      61 3/8  March     46 15/16  March       45.16  March        52.26  March      40.48
April         75 7/8  April     68 1/16  April       47 1/4  April       46.19  April        55.51  April      40.40
May           78 3/8  May        68 1/2  May         53 3/8  May         47.40  May          55.56  May        45.57
June          85 1/2  June           62  June       57 7/16  June        45.00  June         56.00  June       46.41
July          80 1/2  July      60 9/16  July       61 5/16  July        44.60  July         49.94
August        65 1/8  August   59 13/16  August    52 41/64  August      48.67  August       51.00
September     57 5/8  September  48 1/4  September   55 1/8  September   46.85  September    47.96
October      67 9/16  October        59  October     60 3/8  October     47.88  October      46.48
November     70 1/16  November  67 3/16  November    62 5/8  November    46.96  November     45.64
December          67  December   58 1/4  December  60 15/16  December    47.15  December     43.84

     The closing price on July 11, 2003 was $43.91.

                           COMCAST CORPORATION (CMCSA)

     Comcast Corporation is involved in three principal lines of business: cable, commerce and content. Comcast's cable operation involves the development, management and operation of broadband communications networks, including video, high-speed Internet and phone service. Comcast conducts its commerce business through QVC, its electronic retailing subsidiary. Comcast's content operation is conducted through a variety of consolidated programming investments. In November 2002, AT&T, a provider of voice, data and video communications services, spun-off AT&T Broadband. Immediately following the spin-off, AT&T Broadband combined with Comcast Corporation. AT&T Broadband provided cable television, high-speed cable Internet services and telephone services.

            Closing              Closing            Closing            Closing             Closing            Closing
   1998      Price      1999      Price     2000     Price     2001     Price      2002     Price     2003     Price
----------  --------  ---------  -------  --------- -------  --------- -------   --------- --------  -------- --------

January        31.06  January      65.00  January     43.12  January      42.31  January      35.80  January    26.63
February       34.81  February     67.88  February    40.00  February     42.56  February     34.74  February   29.22
March          34.69  March        61.50  March       41.25  March        41.19  March        33.45  March      28.59
April          34.94  April        62.88  April       39.00  April        43.15  April        28.19  April      31.90
May            33.75  May          36.06  May         37.56  May          40.46  May          29.66  May        30.01
June           39.75  June         35.81  June        38.88  June         42.95  June         24.20  June       30.18
July           45.25  July         35.69  July        33.75  July         37.30  July         21.72
August         37.50  August       29.44  August      36.69  August       36.49  August       24.56
September      46.62  September    36.06  September   40.69  September    35.55  September    21.33
October        49.13  October      38.00  October     40.12  October      35.67  October      23.44
November       47.56  November     42.12  November    37.50  November     37.85  November     23.44
December       57.44  December     47.88  December    41.31  December     36.00  December     23.57

     The closing price on July 11, 2003 was $33.41.

                        DELL COMPUTER CORPORATION (DELL)

     Dell Computer Corporation is a computer systems company and a provider of computing products and services. Dell's products include desktop and notebook computers, network servers, storage products, hardware and software. Dell also offers consulting services to its customers. Dell's customers include corporations, institutions, organizations and individual consumers. Dell offers services such as custom-designed computer systems, telephone and online technical support and on-site product service.

            Closing             Closing             Closing             Closing            Closing             Closing
   1998      Price      1999     Price      2000     Price      2001     Price     2002     Price      2003     Price
----------  --------  --------- -------   --------- --------  --------- -------  --------- --------   -------- --------

January      12 7/16  January         50   January    38 7/16  January    26.13  January      27.49   January    23.86
February    17 31/64  February   40 1/16   February  40 13/16  February   21.88  February     24.69   February   26.96
March       16 15/16  March       40 7/8   March     53 15/16  March      25.69  March        26.11   March      27.31
April        20 3/16  April      41 3/16   April       50 1/8  April      26.24  April        26.34   April      28.98
May         20 39/64  May        34 7/16   May         43 1/8  May        24.36  May          26.85   May        31.37
June        23 13/64  June            37   June       49 5/16  June       26.15  June         26.14   June       31.84
July         27 5/32  July        40 7/8   July      43 15/16  July       26.93  July         24.93
August            25  August    48 13/16   August      43 5/8  August     21.38  August       26.62
September     32 7/8  September 41 13/16   September 30 13/16  September  18.53  September    23.51
October       32 3/4  October     40 1/8   October     29 1/2  October    23.98  October      28.61
November    30 13/32  November        43   November    19 1/4  November   27.93  November     28.60
December    36 19/32  December        51   December   17 7/16  December   27.18  December     26.74

     The closing price on July 11, 2003 was $33.56.

                            DEUTSCHE TELEKOM AG (DT)

     Deutsche Telekom AG is a European telecommunications provider. The company offers a range of fixed-line voice telephony products and services, including T-Mobile. The company uses the information standard known as Integrated Services Digital Network (ISDN) to provide high-speed digital access lines and service lines to its customers. Deutsche Telekom AG also provides asymmetric digital subscriber lines and Internet products. The company subsidiaries include telecommunications companies in the United Kingdom, France, Austria, Central and Eastern Europe, the United States and Asia. Deutsche Telekom acquired Voicestream Wireless Corporation and Powertel, Inc. in May 2001. American depositary receipts evidencing American depositary shares of Deutsche Telekom AG are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of Deutsche Telekom AG also trade on German and Japanese Stock Exchanges.

            Closing              Closing             Closing             Closing            Closing            Closing
   1998      Price      1999      Price     2000      Price     2001      Price     2002     Price     2003     Price
----------  --------  ---------  -------  ---------  -------- ---------  -------  --------- --------  -------- --------

January       17 1/2  January     45 1/4  January     69 5/8  January     33.34   January     14.81   January    12.52
February          20  February    45 5/8  February   84 5/16  February    24.57   February    14.09   February   11.47
March        22 1/16  March      40 7/16  March       80 1/4  March       23.19   March       14.98   March      11.02
April        25 5/16  April       38 3/4  April       67 1/2  April       25.71   April       13.23   April      13.40
May           27 1/4  May        39 9/16  May         61 3/4  May         21.00   May         10.80   May        15.02
June          27 1/2  June        42 1/4  June        56 3/4  June        22.45   June         9.31   June       15.20
July         29 9/16  July       40 7/16  July        43 1/2  July        21.71   July        11.32
August            24  August      44 3/8  August    38 15/16  August      15.55   August      11.00
September    29 7/16  September 41 13/16  September   34 1/4  September   15.50   September    8.27
October       27 1/4  October         46  October    38 3/16  October     15.50   October     11.38
November     28 5/16  November    56 7/8  November   32 5/16  November    16.91   November    12.21
December      32 3/4  December        71  December    29 1/4  December    16.90   December    12.70

     The closing price on July 11, 2003 was $14.43.


                           ELI LILLY AND COMPANY (LLY)

     Eli Lilly and Company discovers, develops, manufactures and sells pharmaceutical products. Research efforts are primarily directed toward discovering and developing products to diagnose and treat disease in humans. Eli Lilly products include neuroscience products such as Prozac, endocrine products, anti-infectives, cardiovascular agents, oncology products, and animal health products for cattle, poultry and swine. Eli Lilly's pharmaceutical products are distributed primarily through independent wholesale distribution outlets and marketed through its own direct sales force. The animal health products are marketed by its own direct sales force to distributors and feed manufacturers.

            Closing             Closing             Closing            Closing            Closing           Closing
   1998      Price      1999     Price      2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- --------  --------- -------  --------- -------  --------- -------  -------- --------

January       67 5/8  January   93 11/16  January     66 7/8  January    78.80  January     75.10  January     60.24
February    65 13/16  February    94 1/2  February   59 7/16  February   79.46  February    15.73  February    56.56
March         59 5/8  March       84 7/8  March       62 5/8  March      76.66  March       76.20  March       57.15
April        69 9/16  April       73 5/8  April       77 1/8  April      85.00  April       66.05  April       63.82
May           61 3/8  May        71 7/16  May         76 1/8  May        84.70  May         64.70  May         59.77
June          66 1/4  June        71 5/8  June        99 7/8  June       74.00  June        56.40  June        68.97
July          67 1/4  July      65 11/16  July       103 7/8  July       79.28  July        58.42
August        65 3/4  August      74 5/8  August     73 1/64  August     77.63  August      58.05
September    78 5/16  September  64 3/16  September   81 1/8  September  80.70  September   55.34
October           81  October     68 7/8  October     89 3/8  October    76.50  October     55.50
November    89 11/16  November  72 11/64  November  93 11/16  November   82.67  November    68.30
December      88 7/8  December    66 1/2  December   93 1/16  December   78.54  December    63.50

     The closing price on July 11, 2003 was $67.45.

                              EMC CORPORATION (EMC)

     EMC Corporation designs, manufactures and markets networked storage platforms, software and related services. EMC's systems and software are used by businesses to retrieve data from their own computer systems and act as a central repository for the information. EMC's products allow a customer whose network is based on a variety of different hardware and software systems to manage, share and protect its critical information. EMC markets and sells its products through its own direct sales force, distributors, resellers and original equipment manufacturers.

            Closing             Closing            Closing            Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002     Price     2003     Price
----------  --------  --------- -------- --------- -------  --------- -------  --------- --------  -------- --------

January       8 9/64  January    27 7/32 January    53 5/8  January     75.99  January      16.40  January     7.70
February      9 7/16  February  25 19/32 February   59 1/2  February    39.76  February     10.92  February    7.39
March        9 29/64  March     31 15/16 March          63  March       29.40  March        11.92  March       7.23
April        11 9/16  April     27 15/64 April      69 3/4  April       39.60  April         9.14  April       9.09
May         10 23/64  May        25 7/64 May       58 5/32  May         31.60  May           7.25  May        10.82
June        11 13/64  June        27 1/2 June           77  June        29.25  June          7.55  June       10.47
July          12 1/4  July       30 7/32 July       85 5/8  July        19.72  July          7.50
August        11 1/8  August    29 15/16 August         98  August      15.46  August        6.76
September   14 11/32  September 35 11/16 September  99 1/2  September   11.75  September     4.57
October      16 3/32  October     36 1/2 October   89 1/16  October     12.32  October       5.11
November      18 1/8  November  41 27/32 November   74 3/8  November    16.79  November      7.33
December      21 1/4  December    54 5/8 December   66 1/2  December    13.44  December      6.14

     The closing price on July 11, 2003 was $10.88.


                          EXXON MOBIL CORPORATION (XOM)

     Exxon Mobil Corporation develops and markets energy products in the United States and internationally. Exxon Mobil is engaged in the exploration, production, transportation and sale of crude oil, natural gas and petroleum products. In addition, Exxon Mobil manufactures petrochemicals, packaging films and specialty chemicals. Exxon Mobil also participates in coal, copper and mineral mining and electric power generation.

            Closing              Closing            Closing            Closing            Closing            Closing
   1998      Price      1999      Price     2000     Price     2001     Price     2002     Price     2003     Price
----------  --------  ---------  -------- --------- -------  --------- -------  --------- --------  -------- --------

January     29 21/32  January     35 1/8  January   41 23/32  January    42.08  January      39.05  January    34.15
February      31 7/8  February   33 9/32  February  37 21/32  February   40.53  February     41.30  February   34.02
March       33 13/16  March      35 9/32  March     38 31/32  March      40.50  March        43.83  March      34.95
April       36 17/32  April     41 17/32  April     38 27/32  April      44.30  April        40.17  April      35.20
May           35 1/4  May       39 15/16  May       41 21/32  May        44.38  May          39.93  May        36.40
June        35 11/16  June       38 9/16  June        39 1/4  June       43.67  June         40.92  June       35.91
July          35 1/8  July      39 11/16  July            40  July       41.76  July         36.76
August      32 23/32  August     39 7/16  August    40 53/64  August     40.15  August       35.45
September    35 5/16  September       38  September 44 35/64  September  39.40  September    31.90
October     35 13/16  October    37 1/32  October   44 19/32  October    39.45  October      33.66
November      37 1/2  November  39 21/32  November        44  November   37.40  November     34.80
December     36 9/16  December   40 9/32  December  43 15/32  December   39.30  December     34.94

     The closing price on July 11, 2003 was $35.60.

                              FRANCE TELECOM (FTE)

     France Telecom provides telecommunications products and services to residential, professional and large business customers, including other telecommunications providers, throughout Europe. It also provides wireless and Internet products and services worldwide. France Telecom is also a mobile telecommunications service provider offering a wide range of telephony and paging services. In addition to providing wireline and wireless communications services, France Telecom provides voice, data and image transmission. American depositary receipts evidencing American depositary shares of France Telecom are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of France Telecom also trade on the Paris Stock Exchange.

            Closing              Closing            Closing            Closing            Closing            Closing
   1998      Price      1999      Price     2000     Price     2001     Price     2002     Price     2003     Price
----------  --------  ---------  -------- --------- -------- --------- -------  --------- --------  -------- --------

January       42 1/8  January         93  January    132 1/8  January    92.25  January      32.06  January    25.98
February     48 7/16  February   91 5/16  February   164 1/2  February   60.09  February     26.20  February   22.08
March         53 1/4  March     80 11/16  March    176 15/16  March      58.05  March        30.41  March      22.81
April         54 5/8  April           81  April    158 15/16  April      72.65  April        24.60  April      23.28
May          56 5/16  May         77 1/2  May       145 1/16  May        55.60  May          18.82  May        25.03
June         69 9/16  June            77  June       142 1/2  June       48.30  June          9.38  June       24.65
July              67  July        71 3/8  July           129  July       45.35  July         14.65
August        71 1/8  August      78 1/2  August    115 5/16  August     32.95  August       12.73
September     58 3/4  September  87 1/16  September  105 1/4  September  31.99  September     6.98
October      70 5/16  October     96 3/4  October    107 3/8  October    37.49  October      11.67
November      68 1/4  November  116 1/16  November   85 1/16  November   38.90  November     17.85
December    78 15/16  December   133 1/2  December  85 11/16  December   39.99  December     17.77

     The closing price on July 11, 2003 was $23.58.


                          GENERAL ELECTRIC COMPANY (GE)

     General Electric Company is a diversified industrial corporation engaged in developing, manufacturing and marketing a wide variety of products for the generation, transmission, distribution, control and utilization of electricity. GE's products include appliances, lighting products, aircraft engines and plastics. General Electric also offers electrical product supply services, electrical apparatus installation, engineering, repair and rebuilding services, and computer-related information services. Through its subsidiary, the National Broadcasting Company, Inc. (NBC), General Electric delivers network television services; operates television stations; and provides cable, Internet, multimedia programming and distribution services. Through its subsidiary, General Electric Capital Services, Inc., General Electric offers a range of financial and related services.

            Closing             Closing             Closing            Closing            Closing           Closing
   1998      Price      1999     Price      2000     Price     2001     Price     2002     Price    2003     Price
----------  --------  --------- --------  --------- -------- --------- -------  --------- -------  -------- --------

January     25 53/64  January   34 61/64  January   44 43/64  January    45.98  January     37.15  January     23.14
February    25 59/64  February   33 7/16  February    44 1/8  February   46.50  February    38.50  February    24.05
March       28 47/64  March       36 7/8  March       51 7/8  March      41.86  March       37.40  March       25.50
April       28 25/64  April       35 1/8  April     52 27/64  April      48.53  April       31.55  April       29.45
May         27 51/64  May       33 57/64  May         52 5/8  May        49.00  May         31.14  May         28.70
June        30 19/64  June      37 43/64  June        52 3/8  June       49.00  June        29.05  June        28.68
July        29 13/16  July      36 21/64  July      51 11/16  July       43.50  July        32.20
August      26 43/64  August     37 7/16  August      58 5/8  August     40.90  August      30.15
September   26 33/64  September 39 33/64  September 57 13/16  September  37.20  September   24.65
October     29 11/64  October   45 11/64  October   54 13/16  October    36.41  October     25.25
November      30 1/8  November    43 3/8  November   49 9/16  November   38.50  November    27.12
December          34  December  51 37/64  December  47 15/16  December   40.08  December    24.35

     The closing price on July 11, 2003 was $28.12.

                          GLAXOSMITHKLINE P.L.C. (GSK)

GlaxoSmithKline p.l.c. is a research-based pharmaceutical and healthcare company engaged in the creation, development, manufacturing and marketing of pharmaceutical products, vaccines, over-the-counter medicines and health-related consumer products. GlaxoSmithKline's product line includes antibiotic, antidepressant, gastrointestinal, dermatological, respiratory, cancer and cardiovascular medications. GlaxoSmithKline was formed in January 2001 as the result of a merger between GlaxoWellcome and SmithKline Beecham. American depositary receipts evidencing American depositary shares of GlaxoSmithKline are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of GlaxoSmithKline also trade on the London International Stock Exchange.


            Closing              Closing            Closing            Closing              Closing            Closing
   1998      Price       1999     Price     2000     Price     2001     Price       2002     Price     2003     Price
----------  ---------  --------- -------- --------- -------- --------- -------    --------- --------  -------- --------

January      53 13/16  January    67 7/8  January    52 3/4  January      52.55   January      48.22  January     38.76
February      54 5/16  February  64 1/16  February   48 3/4  February     55.31   February     48.95  February    35.05
March          54 1/8  March    66 15/16  March     57 5/16  March        52.30   March        47.00  March       35.19
April         56 9/16  April          58  April    62 13/16  April        53.57   April        48.05  April       40.52
May          53 15/16  May        56 1/4  May       56 5/16  May          54.69   May          40.75  May         40.01
June         59 13/16  June       56 5/8  June     57 13/16  June         56.20   June         43.14  June        40.54
July         60 13/16  July      52 3/16  July       57 1/8  July         57.76   July         39.50
August         55 3/8  August   52 15/16  August         57  August       52.95   August       97.89
September      57 1/8  September      52  September 60 7/16  September    56.12   September    38.43
October        62 1/4  October    59 7/8  October   58 3/16  October      53.40   October      37.69
November       63 1/2  November  59 7/16  November  57 5/16  November     50.81   November     38.00
December       69 1/2  December   55 7/8  December       56  December     49.82   December     37.46

     The closing price on July 11, 2003 was $38.80.


                          HEWLETT-PACKARD COMPANY (HPQ)

     Hewlett-Packard Company is a global provider of products, technologies, solutions and services to consumers and businesses. Hewlett-Packard's product offerings primarily relate to information technology infrastructure products, personal computing and access devices, global services and imaging and printing products, and include personal computers, printers, calculators, medical electronic equipment and computer systems. Hewlett-Packard's services include systems integration, network systems, management consulting and support and maintenance for its products. Hewlett-Packard markets its products and services through its own direct sales operations; however, the majority of its sales and marketing is handled through third-party channels such as retailers, dealers and value-added resellers.

            Closing             Closing            Closing            Closing             Closing          Closing
   1998      Price      1999     Price     2000     Price     2001     Price      2002     Price   2003     Price
----------  --------  --------- -------- --------- -------- --------- -------   --------- ------- -------- --------

January      30 1/16  January   39 3/16  January    54 1/8  January      36.85  January    22.11  January    17.41
February      33 1/2  February  33 7/32  February   67 1/4  February     28.85  February   20.12  February   15.85
March       31 11/16  March    33 29/32  March     66 9/32  March        31.27  March      17.94  March      15.55
April       37 11/16  April     39 7/16  April      67 1/2  April        28.43  April      17.10  April      16.30
May          31 5/32  May       47 5/32  May       60 3/32  May          29.32  May        17.44  May        19.50
June        29 15/16  June       50 1/4  June      62 7/16  June         28.60  June       15.28  June       21.30
July          37 3/4  July     52 11/32  July     54 19/32  July         24.66  July       14.15
August       24 9/32  August   52 11/16  August   60 21/64  August       23.21  August     13.43
September   26 15/32  September  45 3/8  September  48 3/4  September    16.05  September  11.67
October       30 1/8  October   37 3/32  October    46 1/2  October      16.83  October    15.80
November     31 9/32  November  47 7/16  November   31 5/8  November     21.99  November   19.48
December     34 5/32  December   56 7/8  December  31 9/16  December     20.54  December   17.36

     The closing price on July 11, 2003 was $22.86.

                              HOME DEPOT, INC. (HD)

     Home Depot, Inc. is a home improvement retailer that operates in the United States, Canada, Argentina and Mexico. Home Depot stores sell building materials, home improvement products and lawn and garden products. In addition, Home Depot also operates EXPO Design Center Stores in the United States. Home Depot also sells products over the Internet.

            Closing             Closing             Closing              Closing            Closing           Closing
   1998      Price      1999     Price     2000      Price      2001      Price     2002     Price    2003     Price
----------  --------  --------- -------  ---------  -------   ---------  -------  --------- -------  -------- --------

January      20 11/64 January  40 21/64  January      56 5/8   January     48.20   January    50.09   January   20.90
February     21 19/64 February 39 51/64  February     57 1/2   February    42.50   February   50.00   February  23.45
March        22 35/64 March      41 1/2  March        64 1/2   March       43.10   March      48.61   March     24.36
April        23 15/64 April    39 53/64  April        56 1/2   April       47.10   April      46.37   April     28.13
May           26 3/16 May      37 45/64  May              49   May         49.29   May        41.69   May       32.49
June         27 11/16 June     42 61/64  June       49 15/16   June        47.24   June       36.73   June      33.12
July         27 59/64 July     42 35/64  July        51 3/4    July        50.37   July       30.88
August       25 27/64 August         41  August      48 1/16   August      45.95   August     32.93
September    26 21/64 September  45 3/4  September  52 15/16   September   38.37   September  26.10
October       29 3/64 October    50 1/2  October          43   October     38.23   October    28.88
November     33 11/64 November 52 51/64  November    39 3/16   November    46.65   November   26.40
December     40 51/64 December   68 3/4  December   45 11/16   December    51.01   December   24.02

     The closing price on July 11, 2003 was $33.17.


                            INTEL CORPORATION (INTC)

     Intel Corporation is a semiconductor manufacturer which supplies technology solutions for the computing and communications industries. Intel's products include microprocessors, chips, memory products, software, and networking and communications equipment. Intel also produces semiconductor integrated circuits used to process information. Intel markets and sells its products to original equipment manufacturers of computer systems, Internet service providers, businesses and individuals though its own direct sales force.

            Closing             Closing             Closing             Closing           Closing            Closing
   1998      Price      1999     Price      2000     Price      2001     Price    2002     Price     2003     Price
----------  --------  --------- --------  --------- --------  --------- ------- --------- --------  -------- --------

January       20 1/4  January   35 15/64  January   49 15/32  January    37.00  January      35.04  January    15.66
February    22 27/64  February  29 63/64  February    56 1/2  February   38.56  February     28.55  February   17.25
March       19 33/64  March     29 23/32  March     65 31/32  March      26.31  March        30.41  March      16.28
April       20 13/64  April     30 19/32  April     63 13/32  April      30.91  April        28.61  April      18.40
May         17 55/64  May        27 1/32  May       62 11/32  May        27.01  May          27.62  May        20.82
June        18 17/32  June        29 3/4  June      66 27/32  June       29.25  June         18.27  June       20.81
July         21 7/64  July        34 1/2  July        66 3/4  July       29.81  July         18.79
August      17 51/64  August     41 3/32  August      74 7/8  August     27.96  August       16.67
September    21 7/16  September  37 5/32  September  41 9/16  September  20.44  September    13.89
October     22 19/64  October   38 23/32  October         45  October    24.42  October      17.30
November    26 29/32  November  38 11/32  November   38 1/16  November   32.66  November     20.88
December    29 43/64  December   41 5/32  December   30 1/16  December   31.45  December     15.57

     The closing price on July 11, 2003 was $23.34.

                INTERNATIONAL BUSINESS MACHINES CORPORATION (IBM)

     International Business Machines Corporation manufactures and sells computer services, hardware and software. IBM's business is divided into several main segments, including global services, software, enterprise investments and global financing. IBM operates in more than 150 countries and markets and sells its products through its worldwide sales and distribution organization and through third-party distributors and resellers.

            Closing             Closing             Closing              Closing              Closing            Closing
   1998      Price      1999     Price     2000      Price      2001      Price      2002      Price    2003      Price
----------  --------- --------- -------- ---------  --------  ---------  -------   ---------  -------  --------  --------

January      49 3/8  January    91 5/8   January     112 1/4  January       112   January     107.83   January     78.20
February    52 7/32  February   84 7/8   February    102 3/4  February    99.90   February     98.12   February    77.95
March      51 15/16  March      88 5/8   March           118  March       96.18   March       104.00   March       78.43
April      57 15/16  April   104 19/32   April       111 1/2  April      115.14   April        83.76   April       84.90
May          58 3/4  May           116   May        107 5/16  May        111.80   May          80.45   May         88.04
June       57 13/32  June      129 1/4   June       109 9/16  June       113.50   June         72.00   June        82.50
July         66 1/4  July    125 11/16   July        112 1/4  July       105.21   July         70.40
August      56 5/16  August   124 9/16   August     132 1/64  August      99.95   August       75.38
September    64 1/4  September     121   September   112 5/8  September   91.72   September    58.31
October      74 1/4  October    98 1/4   October      98 1/2  October    108.07   October      78.94
November    82 9/16  November  103 1/16  November     93 1/2  November   115.59   November     86.92
December    92 3/16  December   107 7/8  December         85  December   120.96   December     77.50

     The closing price on July 11, 2003 was $84.89.


                         JDS UNIPHASE CORPORATION (JDSU)

     JDS Uniphase Corporation designs, manufactures and markets products for fiber optic networks. Fiber optic networks are designed to provide faster and more efficient data and information transmission than traditional copper wiring. JDS Uniphase's components are sold primarily to telecommunications and cable television system providers. In addition, JDS Uniphase creates test instruments used for testing and measuring optical components. JDS Uniphase also designs, manufactures and markets laser technology products for its customers in the biotechnology, industrial process control, graphics and semiconductor equipment industries. JDS Uniphase markets and sells its products primarily through its own direct sales force.

            Closing             Closing              Closing             Closing            Closing           Closing
   1998      Price      1999     Price      2000      Price      2001     Price     2002     Price      2003     Price
----------  --------  --------- --------  --------  ---------- --------- -------  --------- --------   -------- --------

January      4 19/32  January   11 25/64  January   101 31/32  January     54.81  January       7.00   January     2.70
February      5 1/64  February   11 1/64  February  131 15/16  February    26.75  February      4.85   February    2.87
March        5 17/64  March     14 25/64  March      120 9/16  March       18.44  March         5.89   March       2.85
April        6 25/32  April     15 11/64  April       103 3/4  April       21.39  April         4.34   April       3.23
May            6 3/8  May         16 3/4  May              88  May         16.71  May           3.51   May         3.78
June         7 27/32  June        20 3/4  June        119 7/8  June        12.50  June          2.67   June        3.50
July           6 1/4  July      22 19/32  July        118 1/8  July         9.24  July          2.53
August             5  August    26 33/64  August    124 31/64  August       7.05  August        2.69
September      5 1/8  September 28 29/64  September 94  11/16  September    6.32  September     1.94
October      6 11/64  October   41 23/32  October     81 7/16  October      7.99  October       2.25
November     6 25/32  November   57 3/16  November    50 1/16  November    10.08  November      3.41
December     8 43/64  December  80 21/32  December   41 11/16  December     8.68  December      2.47

     The closing price on July 11, 2003 was $3.86.

                             JOHNSON & JOHNSON (JNJ)

     Johnson & Johnson manufactures and sells products in the healthcare field. Johnson & Johnson's principal consumer segment focuses on personal care and hygienic products and its product brands include Band-Aid, Tylenol and Stayfree sanitary products. Johnson & Johnson's pharmaceutical segment focuses on allergy, anti-infective, anti-fungal, cardiovascular, dermatology, gastrointestinal, hematology, neurology, oncology, psychotropic, contraceptive and pain management products. Johnson & Johnson's professional segment, catering to physicians, nurses, therapists and hospitals, focuses on diagnostic products, surgical instruments, cardiology products and other medical equipment and devices. Johnson & Johnson markets and sells its products through its own direct sales force and through wholesalers.

            Closing              Closing             Closing             Closing            Closing            Closing
   1998      Price       1999     Price      2000     Price      2001     Price     2002     Price     2003     Price
----------  ---------  --------- --------  --------- --------- --------- -------  --------- --------  -------- --------

January      33 15/32  January    42 9/16  January    43 1/32  January     46.56  January     57.51   January     53.61
February     37 11/16  February  42 11/16  February        36  February    48.67  February    60.90   February    52.45
March        36 23/32  March       46 3/4  March       35 1/8  March       43.73  March       64.95   March       57.87
April          35 3/4  April       48 3/4  April       41 1/4  April       48.23  April       63.86   April       56.36
May          34 17/32  May        46 5/16  May         44 3/4  May         48.47  May         61.35   May         54.35
June               37  June            49  June      50 15/16  June        49.96  June        52.26   June        51.70
July           38 5/8  July      45 17/32  July      46 17/32  July        54.10  July        52.60
August         34 1/2  August      51 1/8  August    45 63/64  August      52.71  August      54.31
September      39 1/8  September 45 15/16  September 46 31/32  September   55.40  September   54.08
October        40 3/4  October     52 3/8  October    46 1/16  October     57.91  October     58.75
November       40 5/8  November    51 7/8  November        50  November    58.25  November    57.02
December     41 15/16  December    46 5/8  December  52 17/32  December    59.10  December    53.71

     The closing price on July 11, 2003 was $51.88.


                      LM ERICSSON TELEPHONE COMPANY (ERICY)

     LM Ericsson Telephone Company is engaged in international telecommunications, providing systems and products for fixed and mobile communications in public and private networks. Ericsson's range of telecommunications and data communication products includes systems and services for handling voice, data, images and text in public and private fixed-line and mobile networks. Ericsson also offers technology licensing, business innovation and enterprise systems as part of its core operations. American depositary receipts evidencing American depositary shares of Ericsson are included in the Market 2000+ HOLDRS and are traded through the Nasdaq National Market System. Shares of Ericsson also trade on the Stockholm Stock Exchange.

            Closing             Closing             Closing             Closing           Closing           Closing
   1998      Price      1999     Price      2000     Price      2001     Price    2002     Price    2003     Price
----------  --------  --------- --------  --------- -------   --------- ------- --------- -------  -------- --------

January      4 53/64  January    6 31/32  January   18 41/64  January    11.88  January      4.34  January      8.13
February     5 43/64  February     6 1/2  February        24  February    8.28  February     4.22  February     6.49
March        5 61/64  March      5 61/64  March     23 29/64  March       5.59  March        4.18  March        6.36
April         6 7/16  April        6 3/4  April      22 7/64  April       6.43  April        2.49  April        9.06
May          6 31/32  May        6 47/64  May         20 1/2  May         6.40  May          2.22  May         10.40
June          7 5/32  June       8 15/64  June            20  June        5.42  June         1.44  June        10.63
July         6 59/64  July        8 1/64  July        18 1/8  July        5.36  July         0.96
August       5 23/64  August      8 9/64  August      20 1/2  August      4.98  August       0.73
September    4 19/32  September  7 13/16  September 14 13/16  September   3.49  September    0.36
October      5 21/32  October   10 11/16  October     13 7/8  October     4.27  October      7.89
November     6 29/32  November   12 3/64  November   11 6/16  November    5.46  November     9.83
December     5 63/64  December  16 27/64  December   11 3/16  December    5.22  December     6.74

     The closing price on July 11, 2003 was $10.89.

                          LUCENT TECHNOLOGIES INC. (LU)

     Lucent Technologies Inc. designs, develops, manufactures and markets communications systems, software and products. Lucent's primary customer base includes communications service providers. Lucent provides products and services for both wireless and wireline service providers. Lucent markets and sells its products through its own direct sales force and through arrangements with third-party dealers and distributors.

            Closing             Closing             Closing             Closing            Closing            Closing
   1998      Price      1999     Price      2000      Price      2001     Price     2002     Price     2003     Price
----------  --------  --------- -------   --------- -------   --------- -------  --------- --------  -------- --------

January       22 1/8  January  56 9/32    January     55 1/2  January     18.60  January       6.52  January      1.86
February     27 3/32  February 50 25/32   February    59 1/2  February    11.59  February      5.56  February     1.64
March       31 31/32  March          54   March           62  March        9.97  March         4.73  March        1.47
April         38 1/8  April          60   April      62 9/16  April       10.01  April         4.60  April        1.80
May         35 15/32  May        56 7/8   May         57 1/4  May          7.88  May           4.65  May          2.21
June        41 19/32  June      67 7/16   June        58 3/4  June         6.21  June          1.66  June         2.03
July         46 3/16  July      65 1/16   July        43 3/4  July         6.70  July          1.75
August       35 7/16  August    64 1/16   August          42  August       6.82  August        1.73
September     34 5/8  September  64 7/8   September   30 1/2  September    5.73  September     0.76
October      40 3/32  October    64 1/4   October    23 5/16  October      6.70  October       1.23
November     43 1/32  November   74 1/2   November   15 9/16  November     7.32  November      1.77
December    54 31/32  December       75   December    13 1/2  December     6.30  December      1.26

     The closing price on July 11, 2003 was $2.01.


                           MCDATA CORPORATION (MCDTA)

     McDATA Corporation provides open-storage networking products to connect and centrally manage large numbers of storage and networking devices. McDATA's products enable businesses to cost-effectively manage growth in storage capacity requirements, improve the networking performance of their servers and storage systems, and operate data-intensive applications. McDATA sells its products through equipment manufacturers and resellers, including EMC and IBM, as well as systems integrators.

            Closing             Closing            Closing             Closing             Closing            Closing
   1998      Price      1999     Price     2000     Price      2001     Price      2002     Price     2003     Price
----------  --------  --------- -------  --------- -------   --------- -------   --------- --------  -------- --------

January            *  January         *  January         *   January          *  January      24.80  January       7.89
February           *  February        *  February        *   February     17.88  February     15.76  February      8.30
March              *  March           *  March           *   March        18.88  March        11.87  March         8.59
April              *  April           *  April           *   April        22.83  April         6.79  April        10.60
May                *  May             *  May             *   May          25.36  May           8.65  May          13.45
June               *  June            *  June            *   June         17.55  June          8.81  June         14.65
July               *  July            *  July            *   July         18.15  July         10.72
August             *  August          *  August          *   August       14.28  August        9.57
September          *  September       *  September       *   September     8.39  September     5.43
October            *  October         *  October         *   October      14.71  October       6.58
November           *  November        *  November        *   November     25.11  November      8.72
December           *  December        *  December        *   December     24.50  December      7.10

     The closing price on July 11, 2003 was $12.00.

                             MERCK & CO., INC. (MRK)

     Merck & Co., Inc. is a research-driven pharmaceutical products and services company, which focuses primarily on human and animal health products. Merck develops and markets a variety of therapeutic products including Zocor (high cholesterol treatment), Pepcid (anti-ulcerant) and Propecia (male baldness treatment). Merck also manages prescriptions and operates health management programs. Merck markets its health products to drug retailers and wholesalers, hospitals, managed healthcare providers and government agencies through its own representatives.

            Closing              Closing             Closing               Closing            Closing            Closing
   1998      Price       1999     Price      2000     Price        2001     Price     2002     Price     2003     Price
----------  ---------  --------- --------  --------- --------    --------- -------  --------- --------  -------- --------

January      58 11/16  January     73 3/8   January     78 5/8   January     82.18  January     59.18  January   55.39
February     63 25/32  February    81 1/2   February    61 9/16  February    80.20  February    61.33  February  52.75
March         64 3/32  March       80 1/8   March       62 1/8   March       75.90  March       57.58  March     54.78
April          60 1/4  April       70 3/8   April       69 1/2   April       75.97  April       54.34  April     58.18
May            58 1/2  May         67 5/8   May         74 5/8   May         72.99  May         57.10  May       55.58
June           66 7/8  June        73 5/8   June        76 5/8   June        63.91  June        50.64  June      60.55
July         61 25/32  July        67 5/8   July      71 21/32   July        67.98  July        49.60
August       57 31/32  August     67 3/16   August    69 57/64   August      65.10  August      50.52
September    64 25/32  September 64 13/16  September   74 7/16   September   66.60  September   45.71
October      67 17/32  October    79 9/16  October    89 15/16   October     63.81  October     54.24
November      77 9/16  November  78 11/16  November   92 11/16   November    67.75  November    59.41
December       73 3/4  December   67 3/16  December     93 5/8   December    58.80  December    56.61

     The closing price on July 11, 2003 was $     .


                          MICROSOFT CORPORATION (MSFT)

     Microsoft Corporation develops, manufactures, licenses and supports a range of software products for various computing devices. Microsoft software includes operating systems, various personal computers and servers, server applications and software development tools. Microsoft's online businesses include the MSN network of Internet products and service, electronic-commerce platforms and alliances with companies involved with broadband Internet access and digital network services. Microsoft also launched Xbox, its next-generation video game system in 2002.

            Closing               Closing              Closing               Closing            Closing            Closing
   1998      Price        1999     Price       2000     Price        2001     Price     2002     Price     2003     Price
----------  --------    --------- ---------  --------- -------     --------- -------  --------- --------  -------- --------

January      18 59/91   January     43  3/4  January   48 15/16  January      30.53   January     31.86   January    23.73
February      21 3/16   February   37 17/32  February  44 11/16  February     29.50   February    29.17   February   23.70
March          22 3/8   March      44 13/16  March       53 3/8    March      27.35   March       30.16   March      24.21
April        22 17/32   April      40 21/32  April       34 7/8    April      33.88   April       26.13   April      25.57
May          21 13/64   May        40 11/32  May        31 9/32   May         34.59   May         25.46   May        24.61
June          27 3/32   June       45  3/32  June            40   June        36.50   June        27.35   June       25.64
July         27 31/64   July       42 29/32  July      34 29/32  July         33.10   July        23.99
August       23 63/64   August     46  9/32  August    34 29/32  August       28.53   August      24.54
September    27 33/64   September  45  9/32  September  30 5/32   September   25.59   September   21.87
October      26 15/32   October    46  9/32  October    34 7/16   October     29.08   October     26.74
November       30 1/2   November   45 11/21  November  28 11/16  November     32.11   November    28.84
December     34 43/64   December     58 3/8  December  21 11/16  December     33.13   December    25.85

     The closing price on July 11, 2003 was $27.31.

                                MMO2 P.L.C. (OOM)

     mmO2 provides mobile communications services in Europe and is made up of mobile assets in four countries. The company's assets include BT Cellnet in the United Kingdom, Via Interkom in Germany, Telfort in The Netherlands and Digifone in Ireland. The company also has limited operations on the Isle of Man, and operates an Internet portal business under the name Genie. In February 2002, mmO2 began testing of its new multimedia-messaging service.

            Closing             Closing            Closing             Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price      2001     Price     2002     Price     2003     Price
----------  --------  --------- -------  --------- -------   --------- -------  --------- --------  -------- --------

January            *  January        *   January          *  January         *  January      10.95  January       7.81
February           *  February       *   February         *  February        *  February      9.20  February      7.34
March              *  March          *   March            *  March           *  March         9.79  March         7.03
April              *  April          *   April            *  April           *  April         6.35  April         8.86
May                *  May            *   May              *  May             *  May           6.40  May          10.05
June               *  June           *   June             *  June            *  June          6.30  June          9.23
July               *  July           *   July             *  July            *  July          6.90
August             *  August         *   August           *  August          *  August        7.51
September          *  September      *   September        *  September       *  September     6.19
October            *  October        *   October          *  October         *  October       7.50
November           *  November       *   November         *  November    11.41  November      7.90
December           *  December       *   December         *  December    12.60  December      7.15

     The closing price on July 11, 2003 was $8.76.


                     MORGAN STANLEY DEAN WITTER & CO. (MWD)

     Morgan Stanley Dean Witter & Co. is a financial services firm that operates in four business segments: institutional securities, investment management, individual investor group and credit services. Morgan Stanley provides products and services in investment banking, institutional sales and trading, on-line brokerage services, global asset management services, and consumer credit products, primarily through its Discover Card brand. Morgan Stanley provides its products and services to corporations, governments, financial institutions and individuals.

            Closing             Closing              Closing             Closing            Closing            Closing
   1998      Price      1999     Price      2000      Price      2001     Price     2002     Price     2003     Price
----------  --------  --------- --------  ---------  --------- --------- -------  --------- --------  -------- --------

January       29 3/16  January   43 5/16   January     66 1/4  January     84.80  January      55.00  January    37.90
February     34 29/32  February   45 1/4   February   70 7/16  February    65.13  February     49.12  February   36.85
March         36 7/16  March     49 31/32  March       82 7/8  March       53.50  March        57.31  March      38.35
April         39 7/16  April     49 19/32  April       76 3/4  April       62.74  April        47.72  April      44.75
May           39 1/32  May         48 1/4  May         71 1/2  May         65.01  May          45.46  May        45.75
June         45 11/16  June       51 5/16  June        83 1/4  June        64.23  June         43.08  June       42.75
July         43 17/32  July        45 1/8  July        91 1/4  July        59.82  July         40.35
August        29 1/32  August    42 29/32  August   107 37/64  August      53.35  August       42.72
September     21 9/16  September 44 19/32  September  91 7/16  September   46.35  September    33.88
October        32 1/2  October    55 5/32  October    80 5/16  October     48.92  October      38.92
November     34 13/16  November   60 5/16  November    63 3/8  November    55.50  November     45.24
December       35 1/2  December    71 3/8  December    79 1/4  December    55.94  December     39.92

     The closing price on July 11, 2003 was $46.66.

                NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)

     Nippon Telegraph and Telephone Corporation is a provider of wireline and wireless voice, data, Internet and related telecommunications services in Japan. NTT's primary business is to provide telecommunication services in Japan. NTT also operates a telephone network and develops and provides telegraph, Internet and data communications services and is involved in several international telecommunications operations. American depositary receipts evidencing American depositary shares of NTT are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of NTT also trade on the Tokyo Stock Exchange.

            Closing             Closing              Closing             Closing            Closing            Closing
   1998      Price      1999     Price       2000     Price      2001     Price     2002     Price     2003     Price
----------  --------  --------- --------   --------- --------- --------- -------  --------- --------  -------- --------

January       46 1/2  January      40 5/8  January    75 15/16  January    35.01  January     15.02   January     16.95
February          44  February    40 9/16  February         68  February   32.90  February    16.01   February    18.09
March        42 5/16  March        48 3/4  March      78 13/16  March      32.28  March       19.35   March       16.98
April         43 1/2  April        53 3/4  April      63 11/16  April      32.92  April       19.85   April       17.44
May           40 1/2  May          48 3/4  May         60 1/16  May        31.20  May         22.60   May         18.06
June              42  June         62 5/8  June         68 3/8  June       26.60  June        20.59   June        19.80
July          43 1/4  July       62 13/16  July         61 1/4  July       25.45  July        20.28
August       37 7/16  August       56 1/2  August      60 3/16  August     22.59  August      19.91
September     36 5/8  September  61 11/16  September        49  September  23.15  September   16.27
October       39 1/4  October      77 3/8  October    45 11/16  October    20.91  October     18.45
November      37 7/8  November     89 1/4  November    42 6/16  November   20.05  November    19.55
December      37 1/2  December     86 1/8  December   35 11/16  December   16.20  December    17.66

     The closing price on July 11, 2003 was $21.91.



                                NOKIA CORP. (NOK)

     Nokia Corp. is a manufacturer of mobile telephones and a supplier of mobile and fixed broadband and Internet protocol networks. Nokia's business groups include Nokia Networks, Nokia Mobile Phones, Nokia Ventures Organization and the Nokia Research Center. Nokia Networks is a supplier of mobile core and radio access network solutions, broadband and IP network infrastructure related services. Nokia Mobile Phone manufactures worldwide mobile phones and related accessories throughout the world, and Nokia Ventures Organization develops new ideas outside of Nokia's current focus and contributes to the growth of Nokia's existing core business. Nokia Research Center cooperates with Nokia's business groups and with universities, research institutes and other corporations on technology research and development. American depositary receipts evidencing American depositary shares of Nokia are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Nokia also trade on the Helsinki Stock Exchange.

            Closing             Closing              Closing             Closing             Closing           Closing
   1998      Price      1999     Price      2000      Price      2001     Price     2002      Price    2003     Price
----------  --------  --------- -------   ---------  -------   --------- -------  ---------  -------  -------- --------

January        4 3/4  January    18 1/64  January   45 23/32   January    34.35   January     23.45   January    14.39
February     6 19/64  February  16 61/64  February    50 7/8   February   22.00   February    20.77   February   13.23
March          6 3/4  March     19 15/32  March       55 1/2   March      24.00   March       20.74   March      14.01
April        8 23/64  April     18 35/64  April      56 1/16   April      34.19   April       16.26   April      16.57
May            8 1/8  May       17 13/16  May             52   May        29.24   May         13.88   May        18.04
June          9 3/32  June      22 57/64  June        50 1/2   June       22.19   June        14.48   June       16.43
July        10 29/32  July      21 17/64  July            44   July       21.81   July        12.40
August       8 23/64  August    20 29/32  August      44 3/4   August     15.74   August      13.29
September    9 25/32  September 22 15/32  September   40 7/8   September  15.65   September   13.25
October     11 41/64  October   28 31/32  October     42 3/4   October    20.51   October     16.62
November      12 1/4  November    34 1/2  November    42 3/4   November   23.01   November    19.21
December     15 1/16  December  47 49/64  December    43 1/2   December   24.53   December    15.50

     The closing price on July 11, 2003 was $17.77.

                        NORTEL NETWORKS CORPORATION (NT)

     Nortel Networks Corporation supplies products and services that support the Internet and other public and private data, voice and multimedia communications networks using wireline and wireless technologies. Nortel's existing wireless solutions span second- and third-generation (3G) wireless technologies and most major global digital standards for mobile networks. Nortel also offers a range of related professional services to its customers, including network design and engineering services, installation services, network optimization services, network operation services and technical operations and maintenance services. Nortel's Enterprise Networks portfolio of products provides wireline voice and multimedia communications for its customers, and related professional services, including strategic planning and network design services. Nortel's wireline portfolio addresses the demand by its service provider customers for cost-efficient data, voice and multimedia communication solutions and its optical networking solutions are designed to provide metropolitan, regional and long-haul, high-capacity transport and switching of data, voice and multimedia communications signals. Nortel markets and sells its products through its own direct sales force, distributors and value-added resellers. Shares of Nortel also trade on the Toronto Stock Exchange.

            Closing             Closing             Closing             Closing             Closing           Closing
   1998      Price      1999     Price      2000     Price      2001     Price     2002      Price    2003     Price
----------  --------- --------- --------  --------- -------   --------- -------  ---------  -------  -------- --------

January      11 9/32  January   15 25/32  January     47 3/4  January     38.23  January       7.24  January      2.37
February     13 5/16  February  14 33/64  February    55 7/8  February    18.49  February      5.07  February     2.15
March        16 5/32  March     15 17/32  March           63  March       14.05  March         4.49  March        2.08
April        15 7/32  April      17 3/64  April           56  April       15.30  April         3.40  April        2.58
May               16  May         18 3/4  May         54 1/8  May         13.33  May           2.21  May          3.14
June         14 3/16  June      21 45/64  June        68 7/8  June         9.03  June          1.45  June         2.70
July        14 23/32  July       22 5/32  July            74  July         8.00  July          0.97
August        11 7/8  August    20 17/32  August      81 1/2  August       6.26  August        1.05
September     8 1/64  September   25 1/2  September  60 6/16  September    5.61  September     0.54
October     10 45/64  October   30 31/32  October     45 1/2  October      5.81  October       1.23
November    11 43/64  November  36 15/16  November    37 3/4  November     7.80  November      1.94
December      12 1/2  December    50 1/2  December   32 1/16  December     7.46  December      1.61

     The closing price on July 11, 2003 was $3.23.


                                NOVARTIS AG (NVS)

     Novartis AG is engaged in sales and innovation in its continuing core business of pharmaceuticals, generics, consumer health, eyecare products and animal health. Novartis' product portfolio includes a wide range of products in eight major disease areas: cardiovascular/metabolism/endocrinology, oncology/hematology, central nervous system, transplantation/immunology, dermatology, respiratory, rheumatology/bone/hormone replacement therapy and ophthalmics. American depositary receipts evidencing American depositary shares of Novartis are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Prior to listing on the New York Stock Exchange on May 11, 2000, Novartis' American depositary receipts were traded in the United States in the over-the-counter market. Shares of Novartis also trade on the Swiss Stock Exchange.

            Closing             Closing             Closing              Closing            Closing            Closing
   1998      Price      1999     Price      2000     Price       2001     Price     2002     Price     2003     Price
----------  --------  --------- -------   --------- --------   --------- -------  --------- -------   -------- --------

January           43  January    46 7/8   January    30 55/64  January     42.83  January      34.63  January     37.08
February      43 3/4  February  43 9/16   February   31 53/64  February    42.67  February     37.96  February    36.58
March         44 3/4  March      40 3/8   March       34 3/16  March       39.33  March        39.60  March       37.06
April       41 21/64  April      36 1/4   April            35  April       39.15  April        41.97  April       39.48
May         42 13/32  May        36 1/8   May          36 7/8  May         38.38  May          42.82  May         40.00
June        41 11/16  June           37   June             40  June        36.15  June         43.83  June        39.81
July          41 3/4  July       35 7/8   July        38 9/16  July        35.02  July         41.13
August            37  August     35 7/8   August     37 13/16  August      36.47  August       40.45
September     40 1/8  September  36 7/8   September  38 11/16  September   38.92  September    39.73
October       44 7/8  October  37 13/32   October     38 6/16  October     37.63  October      37.94
November     47 1/16  November 38 61/64   November    40 9/16  November    35.76  November     38.00
December          49  December   36 5/8   December     44 3/4  December    36.50  December     36.73

     The closing price on July 11, 2003 was $38.75.

                            ORACLE CORPORATION (ORCL)

     Oracle Corporation is an enterprise software company that develops, manufactures, markets and distributes computer software. Oracle's software products can be categorized into two broad areas: database technology software and applications software. Its database technology software provides an Internet platform for developing and deploying applications on the Internet and on corporate intranets. Oracle's applications software can be accessed with standard Web browsers and can be used to automate business processes and to provide business intelligence for marketing, sales, order management, procurement, supply chain, manufacturing, service, human resources and projects. In addition to computer software products, Oracle offers a range of consulting, education, support and outsourcing services.

            Closing              Closing               Closing              Closing            Closing           Closing
   1998      Price       1999     Price       2000      Price       2001     Price     2002     Price    2003     Price
----------  ---------  --------- ---------  ---------  ---------  --------- -------  --------- -------  -------- --------

January         3 7/8  January     9 15/64  January     24 63/64  January     29.13  January    17.26   January   12.03
February       4 7/64  February     9 5/16  February      37 1/8  February    19.00  February   16.62   February  11.96
March         5 17/64  March       6 19/32  March        39 1/32  March       14.98  March      12.80   March     10.84
April          4 5/16  April       6 49/64  April       39 31/32  April       16.16  April      10.04   April     11.88
May           3 15/16  May         6 13/64  May         35 15/16  May         15.30  May         7.92   May       13.01
June           4 3/32  June         9 9/32  June         42 1/32  June        19.00  June        9.47   June      12.01
July          4 27/64  July        9 33/64  July        37 19/32  July        18.08  July       10.01
August        3 21/64  August        9 1/8  August      45 15/32  August      12.21  August      9.56
September     4 55/64  September    11 3/8  September     39 3/8  September   12.58  September   7.86
October       4 59/64  October    11 57/64  October           33  October     13.56  October    10.19
November      5 45/64  November   16 61/64  November      26 1/2  November    14.03  November   12.15
December       7 3/16  December    28 1/64  December     29 1/16  December    13.81  December   10.80

         The closing price on July 11, 2003 was $12.84.


                                PFIZER INC. (PFE)

     Pfizer Inc. is a research-based, global pharmaceutical company that develops, manufactures and markets prescription medicines for humans and animals, as well as many consumer products. Pfizer operates in two business segments: Pharmaceuticals and Consumer Products. The Pharmaceuticals segment includes prescription pharmaceuticals for treating various diseases, including cardiovascular diseases, infectious diseases, central nervous system disorders, diabetes, allergies, arthritis and other disorders; products for livestock and companion animals, and the manufacture of empty soft-gelatin capsules. The Consumer Products segment includes over-the-counter medications for oral care, upper respiratory health, eye care, skin care, gastrointestinal health and other products.

            Closing             Closing              Closing             Closing            Closing           Closing
   1998      Price      1999     Price      2000      Price      2001     Price     2002     Price    2003     Price
----------  --------  --------- --------  ---------  -------   --------- -------  --------- -------  -------- --------

January       27 1/4  January    42 7/8   January     36 3/8   January     45.15  January      41.67  January    30.36
February      29 1/2  February 43 63/64   February    32 1/8   February    45.00  February     40.96  February   29.82
March       33 15/64  March      46 1/4   March      39 9/16   March       40.95  March        39.74  March      31.16
April       37 15/16  April    38 23/64   April       42 1/8   April       43.30  April        36.35  April      30.75
May         34 15/16  May      35 43/64   May         44 1/2   May         42.89  May          34.60  May        31.02
June        36 15/64  June     36 21/64   June            48   June        40.05  June         35.00  June       34.15
July        36 39/64  July       33 7/8   July        43 3/8   July        41.22  July         32.35
August            31  August     37 3/4   August     43 9/64   August      38.31  August       33.08
September     35 1/4  September  35 7/8   September 44 29/32   September   40.10  September    29.02
October     35 49/64  October  39 11/16   October    43 3/16   October     41.90  October      31.77
November     37 5/16  November   36 5/8   November   44 5/16   November    43.31  November     31.53
December    41 43/64  December  32 7/16   December        46   December    39.85  December     30.57

     The closing price on July 11, 2003 was $34.20.

                   QWEST COMMUNICATIONS INTERNATIONAL INC. (Q)

     Qwest Communications International Inc. provides local telecommunications and related services, wireless services and directory services in several U.S. states, and broadband data, voice and image communications globally. Qwest offers a wide variety of retail products and services to residential users, businesses, educational institutions and governmental agencies. Qwest also operates a local exchange telephone service in its local service area, and offers a broad range of products and services to transport voice, data and video telecommunications; other services offered include shared and dedicated hosting on its servers, wireless services, long-distance communications services to residential and business customers and network transport, switching and billing services in its local service area to competitive local exchange carriers, interexchange carriers and wireless carriers.

            Closing              Closing              Closing             Closing              Closing            Closing
   1998      Price      1999      Price      2000      Price      2001     Price      2002      Price     2003     Price
----------  --------  ---------  --------  ---------  --------  --------- -------    --------- -------   -------- --------

January     23 23/32  January   29 31/32   January     39 3/8    January      42.12  January    10.50   January     4.52
February     17 9/16  February  30 23/32   February    46 1/4    February     36.97  February    8.70   February    3.58
March        19 7/16  March      36 3/64   March           48    March        35.05  March       8.22   March       3.49
April        19 9/32  April     42 23/32   April      43 9/16    April        40.90  April       5.03   April       3.77
May         16 17/32  May         42 5/8   May        42 5/16    May          36.74  May         5.16   May         4.49
June         17 7/16  June       33 1/16   June            50    June         31.87  June        2.80   June        4.78
July         20 3/16  July       29 1/12   July        49 3/4    July         26.00  July        1.28
August        12 1/2  August      28 3/4   August    51 33/64    August       21.50  August      3.28
September   15 21/32  September  29 9/16   September   48 1/8    September    16.70  September   2.28
October      19 9/16  October         36   October     48 5/8    October      12.95  October     3.39
November          20  November   34 3/16   November    37 3/4    November     11.90  November    4.84
December          25  December        43   December    40 7/8    December     14.13  December    5.00

     The closing price on July 11, 2003 was $4.75.


                       ROYAL DUTCH PETROLEUM COMPANY (RD)

     Royal Dutch Petroleum Company is a holding company that owns, directly or indirectly, investments in the companies constituting the Royal Dutch/Shell Group of Companies (the Group). The Group includes a range of other businesses such as Shell Hydrogen, Shell Internet Works and Shell Capital. Royal Dutch Petroleum has a 60% interest in the Group, which engages in various activities related to oil and natural gas, chemicals, power generation, renewable resources and other businesses in over 135 countries. The companies in the Group explore and produce gas and power, oil products, chemicals and renewables. American depositary receipts evidencing American depositary shares of Royal Dutch are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of Royal Dutch also trade on the London International Stock Exchange.

            Closing               Closing            Closing             Closing            Closing            Closing
   1998      Price      1999       Price     2000     Price      2001     Price     2002     Price     2003     Price
----------  --------  ---------   -------  --------- --------  --------- -------  --------- -------   -------- --------

January       51 1/4  January    40 1/16   January    55 1/16  January     60.35   January     49.97   January    41.89
February     54 5/16  February    43 7/8   February    52 3/4  February    58.33   February    51.37   February   39.67
March       56 13/16  March           52   March     57 13/16  March       55.44   March       54.32   March      40.75
April         56 1/2  April     58 11/16   April      57 3/16  April       59.53   April       52.26   April      40.88
May           56 1/8  May        56 9/16   May        62 7/16  May         60.98   May         55.00   May        45.55
June        54 13/16  June        60 1/4   June       61 9/16  June        58.27   June        55.27   June       46.62
July              51  July            61   July        58 1/4  July        58.00   July        45.70
August            40  August      61 7/8   August    61 13/64  August      56.63   August      45.20
September     47 5/8  September  59 1/16   September 59 15/16  September   50.25   September   40.17
October      49 5/16  October   59 15/16   October     59 3/8  October     50.51   October     42.78
November    46 15/16  November        58   November  59 11/16  November    48.34   November    43.55
December      47 7/8  December   60 9/16   December   60 9/16  December    49.02   December    44.02

     The closing price on July 11, 2003 was $45.50.

                          SBC COMMUNICATIONS INC. (SBC)

     SBC Communications Inc. provides telecommunications services in the United States and worldwide. The services and products that SBC offers vary by market, and include local exchange services, wireless communications, long distance services, Internet services, telecommunications equipment, messaging, paging, and directory advertising and publishing. SBC's wireline subsidiaries provide land and wire based services; its wireless subsidiaries hold an investment in Cingular Wireless and its directory subsidiaries provide services related to directory advertising and publishing. SBC offers its services and products to businesses and consumers, as well as other providers of telecommunications services. SBC also has direct or indirect interests in businesses located in more than 25 countries, which include local and long distance telephone services, wireless communications, voice messaging, data services, video services, Internet access, telecommunications equipment and directory publishing.

            Closing             Closing            Closing              Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price       2001     Price     2002     Price    2003      Price
----------  --------  --------- -------  --------- --------   --------- -------  --------- -------  --------  --------

January       38 7/8  January       54   January     43 1/8    January     48.35  January     37.45  January   24.44
February    37 13/16  February  52 7/8   February   38 1/16    February    47.70  February    37.84  February  20.80
March         43 3/8  March    47 3/16   March       42 1/8    March       44.63  March       37.44  March     20.06
April        41 7/16  April     55 3/4   April     43 13/16    April       41.25  April       31.06  April     23.36
May           38 7/8  May       51 1/8   May       43 11/16    May         43.05  May         34.29  May       25.46
June              40  June          58   June            44    June        40.06  June        30.50  June      25.55
July        40 15/16  July      57 1/8   July       42 9/16    July        45.03  July        27.66
August       38 1/16  August   48 1/16   August    41 49/64    August      40.91  August      24.74
September     44 3/8  September51 1/16   September   49 7/8    September   47.12  September   20.10
October      46 5/16  October       53   October   57 11/16    October     38.11  October     25.66
November    47 15/16  November  51 7/8   November  54 15/16    November    37.38  November    28.50
December      53 5/8  December  48 3/4   December    47 3/4    December    39.17  December    27.11

     The closing price on July 11, 2003 was $25.41.


                             SONY CORPORATION (SNE)

     Sony Corporation develops, designs, manufactures and sells electronic equipment, instruments and devices for the consumer and industrial markets, and produces, distributes and broadcasts image-based software, including film, video and television. It also develops, produces, manufactures and markets home-use game consoles, software, and recorded music in all commercial formats and musical genres. Sony participates in various financial service businesses, has Internet-related businesses, an advertising agency business in Japan and location-based entertainment businesses in Japan and the United States. American depositary receipts evidencing American depositary shares of Sony are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of Sony also trade on the Tokyo Stock Exchange.

            Closing              Closing            Closing              Closing            Closing            Closing
   1998      Price      1999      Price     2000     Price       2001     Price     2002     Price     2003     Price
----------  --------- ---------  -------  --------- --------   --------- -------  --------- -------   -------- --------

January     46 15/16  January   36 17/32  January     126 1/2   January    73.55  January    44.76    January   39.95
February     45 7/32  February  37 11/32  February    156 3/4   February   71.51  February   46.20    February  37.97
March       42 17/32  March     45 21/32  March      140 1/16   March      72.25  March      51.70    March     35.13
April       42 15/32  April       46 1/4  April     112 13/16   April      76.65  April      54.20    April     24.74
May         41 29/32  May       46 23/32  May         91 3/16   May        78.10  May        58.11    May       27.34
June         43 1/32  June       55 3/16  June        94 5/16   June       65.80  June       53.10    June      28.00
July          42 1/2  July      62 19/32  July       93 15/16   July       49.52  July       45.33
August      35 11/32  August    63 21/32  August      114 1/4   August     44.90  August     43.51
September   34 11/32  September  75 1/32  September 100 15/16   September  33.20  September  41.10
October     32 15/16  October     79 7/8  October          83   October    38.20  October    43.24
November     36 9/16  November   92 3/32  November     74 1/2   November   47.70  November   44.35
December          36  December   142 3/8  December     69 1/2   December   45.10  December   41.31

     The closing price on July 11, 2003 was $32.02.

                          SUN MICROSYSTEMS, INC. (SUNW)

     Sun Microsystems, Inc. provides products and services for network computing. Its product line consists of computer systems and workstations, storage, software and associated services. Sun Microsystems' products are based on several core technologies, including its Solaris Operating Environment, UltraSPARC microprocessor architecture and the Java programming language. Sun Microsystems' customers use its products and services to build mission-critical computing systems and in a wide range of technical/scientific and engineering applications in industries such as telecommunications, financial services, government, manufacturing, education, retail, life sciences, media and entertainment and healthcare.

            Closing              Closing             Closing             Closing           Closing          Closing
   1998      Price      1999      Price      2000     Price      2001     Price     2002     Price   2003     Price
----------  --------  ---------  -------   --------- -------   --------- -------  --------- ------- -------- --------

January            6  January    13 31/32  January   39 9/32   January     30.56   January    10.76  January   3.09
February     5 61/64  February   12 11/64  February   47 5/8   February    19.88   February    8.51  February  3.44
March         5 7/32  March      15 41/64  March     46 55/64  March       15.37   March       8.82  March     3.26
April         5 5/32  April      14 61/64  April     45 31/32  April       17.12   April       8.18  April     3.31
May           5 1/64  May        14 15/16  May        38 5/16  May         16.47   May         6.89  May       4.35
June          5 7/16  June        17 7/32  June      45 15/32  June        15.72   June        5.01  June      4.65
July         5 29/32  July       16 31/32  July      52 23/32  July        16.29   July        3.92
August       4 61/64  August       19 7/8  August    63 15/32  August      11.45   August      3.69
September    6 15/64  September    23 3/4  September   58 3/8  September    8.27   September   2.59
October       7 9/32  October    26 29/64  October    55 7/16  October     10.15   October     2.96
November     9 17/64  November    33 1/16  November   38 1/32  November    14.24   November    4.29
December    10 45/64  December   38 23/32  December    27 7/8  December    12.30   December    3.11

     The closing price on July 11, 2003 was $5.00.


                                SYNGENTA AG (SYT)

     Syngenta AG is an agribusiness company that consists of two divisions: Crop Protection with five product lines and Seeds with two product lines. Sygenta's products have applications in commercial agriculture, public health, forestry, industrial weed control, golf courses and home and garden. Syngenta Field Crop seeds include major arable crops: corn, soybeans, sunflowers, oilseed rape, sugar beet and cereals. Sygenta also has a broad offer of vegetables and products for the flower market.

            Closing             Closing              Closing            Closing            Closing            Closing
   1998      Price      1999     Price     2000       Price     2001     Price     2002     Price     2003     Price
----------  --------  --------- -------  ---------  -------  --------- -------  --------- -------   -------- --------

January            *  January        *   January          *  January     12.15  January      11.00  January    12.25
February           *  February       *   February         *  February    11.60  February     11.28  February    9.79
March              *  March          *   March            *  March       10.40  March        12.30  March       9.15
April              *  April          *   April            *  April       10.12  April        12.25  April      10.25
May                *  May            *   May              *  May         10.00  May          12.55  May        10.41
June               *  June           *   June             *  June        10.80  June         12.16  June       10.14
July               *  July           *   July             *  July        10.60  July         10.16
August             *  August         *   August           *  August      10.54  August       10.84
September          *  September      *   September        *  September    9.97  September    10.80
October            *  October        *   October          *  October     10.28  October      11.81
November           *  November       *   November   8 13/16  November    10.30  November     11.33
December           *  December       *   December  10 15/16  December    10.60  December     11.52

     The closing price on July 11, 2003 was $10.35.

                          TEXAS INSTRUMENTS, INC. (TXN)

     Texas Instruments, Inc. designs and supplies digital signal processors and analog integrated circuits. Texas Instruments also designs and manufactures other semiconductor products, including standard logic devices, application-specific integrated circuits, reduced instruction-set computing microprocessors, microcontrollers and digital imaging devices. Texas Instruments' semiconductor products are used in a range of electronic systems, including cellular telephones, personal computers, servers, communications infrastructure equipment, digital cameras, digital audio players, motor controls, automobiles and digital imaging systems, including projector and television systems. Products are sold to original equipment manufacturers, contract manufacturers and distributors. Texas Instruments also sells electrical and electronic controls, sensors, radio frequency identification systems and educational and graphing calculators. Texas Instruments markets and sells its products through its own direct sales force and third-party distributors.

            Closing                 Closing             Closing             Closing            Closing            Closing
   1998      Price         1999     Price       2000     Price      2001     Price     2002     Price     2003     Price
----------  --------     --------- -------    --------- -------   --------- -------  --------- -------   -------- --------

January      13 21/32     January   24 23/32  January    53 7/8   January     43.80  January     31.21   January   15.90
February       14 1/2     February  22 19/64  February  83 1/16   February    29.55  February    29.35   February  16.75
March        13 17/32     March     24 13/16  March          80   March       30.98  March       33.10   March     16.37
April         16 1/32     April     25 17/32  April     81 7/16   April       38.70  April       30.93   April     18.49
May          12 55/64     May       27 11/32  May        72 1/4   May         34.12  May         28.67   May       20.50
June         14 37/64     June            36  June     68 11/16   June        31.90  June        23.70   June      17.60
July         14 27/32     July            36  July       59 3/8   July        34.50  July        23.15
August       11 27/32     August     41 1/32  August     66 3/4   August      33.10  August      19.70
September      13 1/4     September   41 1/8  September  47 1/2   September   24.98  September   14.77
October      15 63/64     October     44 7/8  October   49 1/16   October     27.99  October     15.86
November      19 3/32     November   48 1/32  November  37 5/16   November    32.05  November    20.01
December     21 13/32     December   48 5/16  December   47 3/8   December    28.00  December    15.01

     The closing price on July 11, 2003 was $18.76.


                            TOTAL FINA ELF S.A. (TOT)

     TOTAL Fina Elf S.A. operates as an integrated oil and gas company, with operations in more than 120 countries. Its worldwide operations are conducted through three business segments: Upstream, Downstream and Chemicals. The Upstream segment includes exploration, development and production activities, as well as TOTAL's coal and gas and power operations. The Downstream segment sells substantially all of the crude oil produced by TOTAL, purchases most of the crude oil required to supply its refineries, operates refineries and markets petroleum products worldwide through both retail and non-retail activities, and conducts TOTAL's bulk trading. The Chemicals segment includes Petrochemicals and plastics, which are linked to the TOTAL's refining activities, and include rubber processing, resins, paints, adhesives and electroplating. In addition, Total Fina is involved in the coal mining, nuclear power, cogeneration and electricity sectors. American depositary receipts evidencing American depositary shares of Total Fina are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of Total Fina also trade on the Paris Stock Exchange.

            Closing              Closing            Closing              Closing            Closing            Closing
   1998      Price      1999      Price     2000     Price       2001     Price     2002     Price     2003     Price
----------  --------  --------- ---------- --------- ---------  --------- -------  --------- -------   -------- --------

January      51 7/8   January     51 1/4   January     62 1/4    January    73.50  January    70.36    January   67.91
February         55   February    51 5/8   February    67 1/8    February   70.51  February   73.55    February  65.75
March       60 1/16   March           61   March       73 5/8    March      67.95  March      76.60    March     63.27
April        58 3/4   April           68   April       75 5/8    April      74.90  April      75.71    April     65.70
May         62 5/16   May       60 13/16   May       78 15/16    May        73.74  May        77.67    May       73.55
June         65 3/8   June       64 7/16   June      76 13/16    June       70.20  June       80.90    June      75.80
July        47 1/16   July        63 5/8   July       73 9/16    July       70.88  July       72.55
August      48 1/16   August     65 3/64   August      74 1/2    August     73.85  August     71.32
September  62 13/16   September 66 15/16   September  73 7/16    September  67.55  September  65.85
October      58 1/2   October   66 11/16   October     71 5/8    October    69.74  October    68.02
November     61 1/8   November    66 1/8   November    70 5/8    November   64.09  November   66.75
December     49 3/4   December    69 1/4   December  72 11/16    December   70.24  December   71.50

     The closing price on July 11, 2003 was $74.83.

                          TOYOTA MOTOR CORPORATION (TM)

     Toyota Motor Corporation is engaged mainly in the automotive business and in the financial services business. Toyota's operations are divided into three segments. The automotive business involves the design, manufacturing and sale of passenger cars, recreational vehicles, sport utility vehicles, minivans, trucks, buses and related parts. The financial services business involves the provision of loans and leases to customers and the provision of loans to dealers. All other business includes the design, manufacturing and sale of housing, telecommunications and other business. Toyota sells, manufactures and markets cars, trucks and buses worldwide under the Toyota, Lexus and Daihatsu brands. American depositary receipts evidencing American depositary shares of Toyota are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Prior to listing on the New York Stock Exchange on September 29, 1999, Toyota's American depositary receipts were traded through the Nasdaq SmallCap Market. Shares of Toyota also trade on the Tokyo Stock Exchange.

            Closing             Closing             Closing             Closing            Closing           Closing
   1998      Price      1999     Price      2000     Price      2001     Price     2002     Price   2003      Price
----------  --------  --------- --------  --------- --------  --------- -------  --------- ------- --------  --------

January       56 1/4  January     52 1/2  January    87 1/4   January     68.11  January    52.36  January   47.80
February      54 7/8  February    52 1/4  February  81 5/16   February    69.60  February   51.45  February  47.48
March         52 3/4  March       57 1/4  March         104   March       70.75  March      58.15  March     44.95
April         52 1/2  April       57 1/4  April    99 15/16   April       67.71  April      54.83  April     45.28
May               50  May             54  May        91 3/8   May         71.25  May        55.37  May       47.68
June          51 7/8  June            64  June      93 3/16   June        70.45  June       53.00  June      51.80
July        48 15/16  July            70  July       84 5/8   July        66.30  July       47.97
August            42  August    62 15/16  August     87 1/4   August      61.10  August     50.04
September     44 7/8  September   62 3/8  September  78 1/2   September   51.85  September  51.10
October       48 1/2  October     68 7/8  October    80 1/8   October     49.20  October    48.60
November      50 5/8  November  67 15/16  November   71 1/4   November    51.90  November   52.90
December     53 3/16  December    97 3/8  December 62 15/16   December    50.96  December   53.00

     The closing price on July 11, 2003 was $56.02.


                 TRAVELERS PROPERTY CASUALTY CORP CLASS A (TAPa)

     Travelers Property Casualty Corp. (TPC) is a property and casualty insurance company that provides a wide range of commercial and personal property and casualty insurance products and services to businesses, government units, associations and individuals. TPC conducts its operations through indirect, wholly owned subsidiaries in two business segments: Commercial Lines, which provides a variety of commercial coverages to a broad spectrum of business clients; and Personal Lines, which primarily offers automobile and homeowners insurance to individuals.

            Closing             Closing            Closing             Closing            Closing          Closing
   1998      Price      1999     Price     2000     Price      2001     Price     2002     Price   2003     Price
----------  --------  --------- -------  --------- -------   --------- -------  --------- ------- -------- --------

January           *   January        *   January         *   January         *  January        *  January   16.21
February          *   February       *   February        *   February        *  February       *  February  15.65
March             *   March          *   March           *   March           *  March      20.00  March     14.09
April             *   April          *   April           *   April           *  April      18.59  April     16.23
May               *   May            *   May             *   May             *  May        17.55  May       16.33
June              *   June           *   June            *   June            *  June       17.70  June      15.90
July              *   July           *   July            *   July            *  July       16.30
August            *   August         *   August          *   August          *  August     15.72
September         *   September      *   September       *   September       *  September  13.20
October           *   October        *   October         *   October         *  October    13.35
November          *   November       *   November        *   November        *  November   15.95
December          *   December       *   December        *   December        *  December   14.65

     The closing price on July 11, 2003 was $16.41.

                 TRAVELERS PROPERTY CASUALTY CORP CLASS B (TAPb)

     Travelers Property Casualty Corp. is a property casualty insurance holding company engaged, through its subsidiaries, in two business segments: Commercial Lines and Personal Lines. Travelers and its consolidated subsidiaries provide a wide range of commercial and personal property and casualty insurance products and services to businesses, government units, associations and individuals. Travelers' Commercial Lines segment offers an array of property and casualty insurance and insurance-related services to its clients, and Personal Lines writes virtually all types of property and casualty insurance covering personal risks. The primary coverages in Personal Lines are personal automobile and homeowners insurance sold to individuals.

            Closing             Closing            Closing             Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price      2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------   --------- -------  --------- -------  -------- --------

January            *  January        *   January        *    January         *  January        *   January   16.26
February           *  February       *   February       *    February        *  February       *   February  15.90
March              *  March          *   March          *    March           *  March          *   March     14.11
April              *  April          *   April          *    April           *  April          *   April     16.25
May                *  May            *   May            *    May             *  May            *   May       16.17
June               *  June           *   June           *    June            *  June           *   June      15.77
July               *  July           *   July           *    July            *  July           *
August             *  August         *   August         *    August          *  August     16.29
September          *  September      *   September      *    September       *  September  13.53
October            *  October        *   October        *    October         *  October    13.46
November           *  November       *   November       *    November        *  November   16.00
December           *  December       *   December       *    December        *  December   14.65


     The closing price on July 11, 2003 was $16.36.


                           VERIZON COMMUNICATIONS (VZ)
      (Bell Atlantic Corporation doing business as Verizon Communications)

     Verizon Communications is a telecommunications company that provides local telephone, wireless communications, long-distance and Internet services. On June 30, 2000, GTE Corporation merged into a subsidiary of Bell Atlantic Corporation and the combined company now operates under the name Verizon Communications. Verizon provides domestic wireline services, including local and long distance telephone service and voice and data transport, wireless telecommunications services in the United States and has investments in wireline and wireless operations in Latin America, Europe and the Asia-Pacific region. Verizon also operates domestic and international publishing businesses, including print directories, Web site creation and Web hosting. The historical stock prices below prior to July 2000 are the historical stock prices of Bell Atlantic Corporation whose shares continue to trade on the New York Stock Exchange under the new symbol "VZ."

            Closing             Closing            Closing             Closing            Closing           Closing
   1998      Price      1999     Price     2000     Price      2001     Price     2002     Price    2003     Price
----------  --------  --------- -------  --------- -------   --------- -------  --------- -------  -------- --------

January      46 9/32  January        60  January   61 15/16  January    54.95  January     46.35   January     38.28
February      44 7/8  February   57 5/8  February  48 15/16  February   49.50  February    46.80   February    34.58
March         51 1/4  March     51 1/16  March       61 1/8  March      49.30  March       46.10   March       35.35
April       46 25/32  April      57 5/8  April           60  April      55.07  April       40.11   April       37.38
May         45 13/16  May        54 3/4  May         52 7/8  May        54.85  May         43.00   May         37.85
June          45 5/8  June       65 3/8  June      50 15/16  June       53.50  June        40.15   June        39.45
July        45 11/32  July           64  July        46 3/4  July       54.15  July        33.00
August        44 1/8  August    61 5/16  August    43 33/64  August     50.00  August      31.00
September    48 7/16  September 67 5/16  September  48 7/16  September  54.11  September   27.44
October      53 3/16  October  64 15/16  October   57 13/16  October    49.81  October     37.76
November      55 5/8  November  63 5/16  November   56 3/16  November   47.00  November    41.88
December          54  December  61 9/16  December    50 1/8  December   47.46  December    38.75

     The closing price on July 11, 2003 was $38.77.

                               VIACOM INC. (VIA.B)

     Viacom Inc. is a diversified worldwide entertainment company, which owns and operates advertiser-supported basic cable television program services through MTV Networks and BET: Black Entertainment Television and premium subscription television program services through Showtime Networks Inc. in the United States and internationally. Viacom's Television segment also consists of the CBS and UPN television networks, and its Infinity subsidiary is focused on the out-of-home media business with operations in radio broadcasting. Viacom operates in the home video retail business, which includes both rental and sale of videocassette and DVD products, and it also publishes and distributes consumer hardcover books. Its Entertainment segment includes Paramount Pictures, which produces and distributes motion pictures.

            Closing             Closing             Closing            Closing            Closing            Closing
   1998      Price      1999     Price     2000      Price     2001     Price     2002     Price     2003     Price
----------  --------  --------- -------  ---------  -------  --------- -------  --------- -------   -------- --------

January       20 7/8  January    42 1/2  January     55 3/8  January     55.20  January     39.63   January   38.38
February          24  February  44 3/16  February    55 3/4  February    49.70  February    47.26   February  37.13
March         26 7/8  March    41 31/32  March       52 3/4  March       43.97  March       48.68   March     36.78
April             29  April      40 7/8  April       54 3/8  April       52.06  April       47.19   April     43.80
May           27 1/2  May        38 1/2  May             62  May         57.64  May         48.78   May       45.65
June          29 1/8  June           44  June       68 3/16  June        51.75  June        43.69   June      43.70
July          34 1/4  July     41 15/16  July       66 5/16  July        49.80  July        38.46
August      24 13/16  August    42 1/16  August    67 21/64  August      42.41  August      40.63
September         29  September  42 1/4  September   58 1/2  September   34.50  September   40.27
October     29 15/16  October    44 3/4  October     56 7/8  October     36.52  October     44.36
November     33 9/32  November   49 3/4  November    51 1/8  November    43.66  November    47.16
December          37  December  60 7/16  December    46 3/4  December    44.15  December    40.91

     The closing price on July 11, 2003 was $44.43.


                           VODAFONE Group P.L.C. (VOD)

     Vodafone Group p.l.c. provides international wireless telecommunications services in continental Europe, the United Kingdom, the United States and Asia through subsidiaries, joint ventures and associated undertakings. Vodafone also has investment interests in wireless telecommunications companies in the Middle East and Africa. Vodafone offers a full range of mobile telecommunications services, including voice and data communications in twenty-eight countries worldwide. Vodafone has interests in non-mobile telecommunication companies like Japan Telecom, which offers fixed-line telecommunications services in Japan. American depositary receipts evidencing American depositary shares of Vodafone are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Vodafone also trade on the London International Stock Exchange. American depositary receipts evidencing American depositary shares of Vodafone are included in the Market 2000+ HOLDRS and are traded on the New York Stock Exchange. Shares of Vodafone also trade on the London International Stock Exchange.

            Closing             Closing            Closing             Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price      2001     Price     2002     Price     2003     Price
----------  --------  --------- -------- --------- -------   --------- -------  --------- -------   -------- --------

January      15 3/64  January   39 3/64  January         56  January    34.97   January      21.70  January    18.85
February    17 45/64  February  36 7/16  February  57 11/16  February   27.31   February     19.00  February   18.10
March       20 25/32  March     37 35/64 March      55 9/16  March      27.15   March        18.43  March      18.22
April       21 63/64  April     35 29/32 April           47  April      30.28   April        16.20  April      19.76
May         21 31/32  May       38 9/32  May         45 7/8  May        25.89   May          14.93  May        21.91
June         25 7/32  June      39 13/32 June        41 3/4  June       22.35   June         13.65  June       19.65
July        27 19/64  July      42 3/32  July        43 1/8  July       21.55   July         15.17
August        25 1/8  August    40 7/64  August      41 1/8  August     20.15   August       15.99
September   22 43/64  September 47 35/64 September       37  September  21.96   September    12.83
October     26 59/64  October    47 5/8  October    42 9/16  October    23.12   October      15.92
November    29 17/32  November  47 3/16  November    34 3/8  November   25.34   November     18.75
December     32 7/32  December   49 1/2  December  35 13/16  December   25.68   December     18.12

     The closing price on July 11, 2003 was $19.50.

                           WAL-MART STORES, INC. (WMT)

     Wal-Mart Stores, Inc. operates mass merchandising stores that serve customers primarily through the operation of Wal-Mart discount stores, Wal-Mart Supercenters and Sam's Clubs. The Wal-Mart discount stores and Wal-Mart Supercenters offer a wide variety of merchandise, including clothing, household and sporting goods, and groceries. Wal-Mart stores sell name-brand merchandise and merchandise sold under Wal-Mart's own brands. Sam's Clubs are warehouse stores, accessible by membership only, that offer bulk-quantity name-brand merchandise and grocery items. The Company has operations in Argentina, Brazil, Canada, Germany, South Korea, Mexico, Puerto Rico, The United Kingdom, China and throughout the United States.

            Closing             Closing            Closing             Closing            Closing            Closing
   1998      Price      1999     Price     2000     Price      2001     Price     2002     Price     2003     Price
----------  --------  --------- -------  --------- -------   --------- -------  --------- -------   -------- --------

January     19 29/32  January        43  January     54 3/4  January   56.80    January     59.98   January     47.80
February     23 5/32  February  43 1/16  February    48 7/8  February  50.09    February    62.01   February    48.06
March       25 13/32  March     46 3/32  March       56 1/2  March     50.50    March       61.30   March       52.03
April        25 9/32  April          46  April       55 7/8  April     51.74    April       55.86   April       56.32
May          27 9/16  May        42 5/8  May         57 5/8  May       51.75    May         54.10   May         52.61
June          30 3/8  June       48 1/4  June       57 1/16  June      48.80    June        55.01   June        53.67
July         31 9/16  July       42 1/4  July       55 5/16  July      55.90    July        49.18
August        29 1/2  August    44 5/16  August      47 5/8  August    48.05    August      53.48
September    27 5/16  September 47 9/16  September   48 1/8  September 49.50    September   49.24
October     34 17/32  October   56 5/16  October     45 3/8  October   51.40    October     53.55
November    37 21/32  November   57 1/2  November   52 3/16  November  55.15    November    53.90
December    40 23/32  December   69 1/8  December    53 1/8  December  57.55    December    50.51

     The closing price on July 11, 2003 was $56.53.


                           ZIMMER HOLDINGS, INC. (ZMH)

     Zimmer Holdings, Inc. is primarily engaged in the design, development, manufacture and marketing of orthopaedic reconstructive implants and trauma products. Orthopaedic reconstructive implants restore joint function lost due to disease or trauma in joints and trauma products are devices used primarily to reattach or stabilize damaged bone or tissue. Zimmer also manufactures and markets orthopaedic surgical products, which include surgical supplies and instruments designed to aid in orthopaedic surgical procedures. Zimmer has operations in approximately 20 countries and markets products in approximately 70 countries. Its primary customers include orthopaedic surgeons, hospitals and healthcare purchasing organizations or buying groups. These customers range from large multinational enterprises to independent surgeons.

            Closing             Closing            Closing             Closing             Closing           Closing
   1998      Price      1999     Price     2000     Price      2001     Price      2002     Price    2003     Price
----------  --------  --------- -------  --------- -------   --------- -------   --------- -------  -------- --------

January            *  January        *   January          *  January          *  January    32.53   January   41.00
February           *  February       *   February         *  February         *  February   35.76   February  44.39
March              *  March          *   March            *  March            *  March      34.05   March     48.63
April              *  April          *   April            *  April            *  April      34.71   April     46.90
May                *  May            *   May              *  May              *  May        34.98   May       44.86
June               *  June           *   June             *  June             *  June       35.66   June      45.05
July               *  July           *   July             *  July             *  July       37.23
August             *  August         *   August           *  August       27.20  August     36.90
September          *  September      *   September        *  September    27.75  September  38.34
October            *  October        *   October          *  October      30.91  October    41.22
November           *  November       *   November         *  November     32.26  November   37.64
December           *  December       *   December         *  December     30.54  December   41.52

     The closing price on July 11, 2003 was $44.96.

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                        1,000,000,000 Depositary Receipts

                           Market 2000+ HOLDRSSM Trust



                               P R O S P E C T U S









                                 July1 11, 2003













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